                                      LOGO

                        U.S. Treasury Money Market Fund

                            Prime Money Market Fund

                                 CLASS A SHARES

                               TRUST CLASS SHARES

                         BRANCH BANKING & TRUST COMPANY
                               INVESTMENT ADVISER

                              BISYS FUND SERVICES
                         ADMINISTRATOR AND DISTRIBUTOR

                       PROSPECTUS DATED FEBRUARY 1, 1998

                               TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----

Prospectus Summary....................................................................    2

The Group.............................................................................    3

Fee Table.............................................................................    3

Financial Highlights..................................................................    4

Investment Objectives and Policies....................................................    6

Investment Restrictions...............................................................   12

Valuation of Shares...................................................................   13

How to Purchase and Redeem Shares.....................................................   14

Dividends and Taxes...................................................................   19

Management of BB&T Mutual Funds Group.................................................   20

General Information...................................................................   24

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE GROUP OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            BB&T MUTUAL FUNDS GROUP

3435 Stelzer Road                                                               For current yield, purchase,
Columbus, Ohio 43219                                                             and redemption information,
Investment Adviser: Branch Banking                                                       call (800) 228-1872
and Trust Company ("BB&T")                                                       TDD/TTY call (800) 300-8893

  THE BB&T MUTUAL FUNDS GROUP (the "Group") is an open-end management investment company offering to the public fourteen separate investment funds (each, a "Fund"). Each Fund of the Group offers multiple classes of units of beneficial interest ("Shares"). Three of the Funds (the "Funds of Funds"), offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the Group. The remaining eleven Funds primarily invest in securities of issuers unrelated to the Group.

  THE BB&T U.S. TREASURY MONEY MARKET FUND (the "U.S. Treasury Fund") seeks current income with liquidity and stability of principal, through investment exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements. The U.S. Treasury Fund seeks to maintain a constant net asset value of $1.00 per share.

  THE BB&T PRIME MONEY MARKET FUND (the "Prime Money Market Fund") seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal. The Prime Money Market Fund seeks to maintain a constant net asset value of $1.00 per share.

  This Prospectus relates to Class A Shares (formerly the Investor Shares), which are offered to the general public, and to Trust Shares which are offered to BB&T and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Through a separate prospectus, the Group also offers Class B Shares of the U.S. Treasury Fund, which are offered to the general public.

  This Prospectus relates only to the U.S. Treasury Fund and the Prime Money Market Fund (each a "Money Market Fund"). Interested persons who wish to obtain a copy of the prospectuses of the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Growth and Income Stock Fund, the BB&T Balanced Fund, the BB&T Small Company Growth Fund, the BB&T Large Company Growth Fund, the BB&T International Equity Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund and the BB&T Capital Manager Growth Fund may contact the Distributor at the telephone number shown above.

  Additional information about each of the Funds contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information and the prospectus relating to the Class B Shares are available upon request without charge by writing to the Group or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about U.S. Treasury and Prime Money Market Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.
                            ------------------------
   AN INVESTMENT IN THE U.S. TREASURY FUND AND THE PRIME MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE
  THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER
                                     SHARE
                            ------------------------

  SHARES OF THE BB&T MUTUAL FUNDS GROUP ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                            ------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
                            ------------------------

                The date of this Prospectus is February 1, 1998.

                               PROSPECTUS SUMMARY

The Group.....................   BB&T Mutual Funds Group, (the "Group") a Massachusetts
                                 business trust, is an open-end management investment company which currently consists of fourteen separately managed
                                 portfolios (each a "Fund"). Three of the Funds (the "Funds of Funds"), offer Shareholders a professionally-managed
                                 investment program by purchasing shares of other Funds of
                                 the Group. The remaining eleven Funds primarily invest in
                                 securities of issuers unrelated to the Group. This
                                 prospectus relates to the U.S. Treasury and Prime Money
                                 Market Funds only (each a "Money Market Fund.") Each Fund is authorized to offer three classes of Shares: Class A, Class
                                 B and Trust Class. The Prime Money Market Fund offers only
                                 Class A and Trust Shares. This prospectus relates only to
                                 Trust Shares and Class A Shares of each Money Market Fund.
Investment Objective and
  Policies....................   THE U.S. TREASURY FUND seeks current income with liquidity and stability of principal through investing exclusively in short-term obligations issued or guaranteed by the U.S.
                                 Treasury, some of which may be subject to repurchase
                                 agreements.
                                 THE PRIME MONEY MARKET FUND seeks as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.
Investment Risks..............   Each Money Market Fund's performance may change daily based on many factors including interest rate levels, the
                                 characteristics of the obligations in each Money Market
                                 Fund's portfolio, and market conditions. The Prime Money
                                 Market Fund may invest in U.S. dollar-denominated
                                 instruments of foreign issuers or municipal securities
                                 backed by the credit of foreign banks, which may be subject to risks in addition to those inherent in U.S. investments.
                                 (See "Foreign Investments.")
Offering Price................   The public offering price of the Class A Shares and Trust
                                 Shares of the U.S. Treasury and Prime Money Market Funds is
                                 equal to that class' net asset value per Share, which each
                                 Money Market Fund will seek to maintain at $1.00.
Minimum Purchase..............   For Class A Shares there is a $1000 minimum initial purchase with no minimum investment for subsequent purchases. No
                                 minimum purchase applies to purchases of Trust Shares. (See
                                 "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Trust
                                 Shares and Purchases of Class A Shares.")
Investment Adviser............   Branch Banking and Trust Company, Raleigh, North Carolina.
Dividends.....................   The U.S. Treasury and Prime Money Market Funds declare
                                 dividends daily and pay such dividends monthly.
Distributor...................   BISYS Fund Services, Columbus, Ohio.

                                   THE GROUP

  BB&T Mutual Funds Group (the "Group") is an open-end management investment company. The Group consists of fourteen series of units of beneficial interest ("Shares"), each representing interests in one of fourteen separate investment funds (each a "Fund"). Three of the Funds (the "Funds of Funds") offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the Group. The remaining eleven Funds primarily invest in securities of issuers unrelated to the Group. Each Fund is authorized to offer three classes of Shares: Class A Shares, Class B Shares and Trust Shares. The Prime Money Market Fund offers only Class A and Trust Shares.

                                   FEE TABLE

  The following Fee Table and example summarize the various costs and expenses that a Shareholder of Class A and Trust Class Shares of the Money Market Funds will bear, either directly or indirectly.

                                                                                              PRIME MONEY
                                                          U.S. TREASURY FUND                  MARKET FUND
                                                        -----------------------         -----------------------
                                                        CLASS A     TRUST CLASS         CLASS A     TRUST CLASS
                                                        -------     -----------         -------     -----------
SHAREHOLDER TRANSACTION EXPENSES(1)
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)...............      0%            0%                0%            0%
  Maximum Sales Load Imposed on Reinvested Dividends
    (as a percentage of offering price)...............      0%            0%                0%            0%
  Deferred Sales Load (as a percentage of original
    purchase price or redemption proceeds, as
    applicable).......................................      0%            0%                0%            0%
Redemption Fees (as a percentage of amount redeemed,
  if applicable)(2)...................................      0%            0%                0%            0%
Exchange Fee..........................................     $ 0         $   0             $   0         $   0
ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets)
  Management Fees (after voluntary fee reductions)....    .40%          .40%              .30%(3)       .30%(3)
  12b-1 Fees (after voluntary fee reductions).........    .25%(4)         0%              .25%(4)         0%
  Other Expenses (after voluntary fee reductions).....    .35%          .35%              .35%(5)       .35%(5)
                                                          ----          ----              ----          ----
  Total Fund Operating Expenses (after voluntary fee
    reductions).......................................   1.00%(6)       .75%              .90%(6)       .65%(6)
                                                          ====          ====              ====          ====

---------------

(1) A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in a Money Market Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Trust Shares and Purchases of Class A Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")

(2) A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM
    SHARES--Redemption by Telephone.")

(3) Branch Banking and Trust Company ("BB&T") has agreed with the Group to voluntarily reduce the amount of its investment advisory fee through September 30, 1998. Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average daily net assets for the Trust Shares and Class A Shares of the Prime Money Market Fund would be .40%.

(4) BISYS Fund Services has agreed with the Group to voluntarily reduce the amount of its distribution fee for Class A Shares. Absent the voluntary fee reduction of distribution fees, 12b-1 Fees as a percentage of average daily net assets would be .50% for Class A Shares for each Money Market Fund. (See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Distributor.")

(5) With respect to Class A and Trust Shares of the Prime Money Market Fund, "Other Expenses" are based on estimated amounts for the current fiscal year. Absent voluntary fee reductions, "other expenses" as a percentage of average daily net assets would be .45% for Class A Shares and Trust Shares of the Prime Money Market Fund.

(6) As indicated in preceding notes, voluntary fee reductions have lowered this amount. Lower total fund operating expenses will result in higher yields. Absent the voluntary reduction of investment advisory fees, distribution and/or other expenses, Total Fund Operating Expenses for Class A Shares as a percentage of average daily net assets would be 1.25% for the U.S. Treasury Fund and 1.35% for the Prime Money Market Fund. Absent the voluntary reduction of investment advisory fees and other expenses, Total Fund Operating Expenses for Trust Shares of the Prime Money Market Fund would be .85%.

EXAMPLE:

    You would pay the following expenses on a $1,000 investment in Trust Shares of the Money Market Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    ------    -------    -------    --------
                U.S. Treasury Fund...............    $  8       $24        $42         $93
                Prime Money Market Fund..........    $  7       $21        N/A         N/A

    You would pay the following expenses on a $1,000 investment in Class A
     Shares of the Money Market Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    ------    -------    -------    --------
                U.S. Treasury Fund...............    $ 10       $32        $55        $122
                Prime Money Market Fund..........    $  9       $29        N/A         N/A

EXAMPLE:

  The purpose of the tables above is to assist a potential investor in a Money Market Fund in understanding the various costs and expenses that an investor in the Class A or Trust Shares of a Money Market Fund will bear directly or indirectly. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP" for a more complete discussion of annual operating expenses of each Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The information set forth in the foregoing tables and examples relates only to Class A and Trust Shares. The Group also offers Class B Shares of the U.S. Treasury Money Market Fund, which are subject to the same expenses except that they are subject to a higher distribution costs.

                              FINANCIAL HIGHLIGHTS

  The tables below sets forth financial highlights concerning the investment results for the U.S. Treasury Fund for the periods indicated. The information through the year ended September 30, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors for the Group, whose report thereon, insofar as it relates to each of the years or periods indicated herein is included in the Statement of Additional Information. The Prime Money Market Fund had not commenced operations as of September 30, 1997.

  The Class A Shares (formerly the Investor Shares) and Trust Shares of the U.S. Treasury Fund effectively were operated as a single class of shares from the commencement of operations of the Fund until January 31, 1993. On February 1, 1993, the U.S. Treasury Fund commenced operating as a multiple class Fund and assessed Rule 12b-1 fees to Class A Shares (and not to Trust Shares) pursuant to an exemptive order received from the Securities and Exchange Commission on January 19, 1993. Information regarding the Class B Shares of the U.S. Treasury Fund can be obtained in a separate prospectus by writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219 or by calling (800) 228-1872.

                                                                   U.S. TREASURY MONEY MARKET FUND
                                      -----------------------------------------------------------------------------------------
                                       FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR       OCT. 5, 1992
                                          ENDED             ENDED             ENDED             ENDED                TO
                                      SEPT. 30, 1997    SEPT. 30, 1996    SEPT. 30, 1995    SEPT. 30, 1995    SEPT. 30, 1993(a)
                                      --------------    --------------    --------------    --------------    -----------------
                                         CLASS A           CLASS A           CLASS A           CLASS A             CLASS A
                                      --------------    --------------    --------------    --------------    -----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   1.00         $   1.00          $   1.00          $   1.00            $  1.00
                                          -------           -------           -------           -------            -------
INVESTMENT ACTIVITIES
  Net investment income...............       0.044            0.044             0.047             0.027              0.026
                                          -------           -------           -------           -------            -------
      Total from Investment
        Activities....................       0.044            0.044             0.047             0.027              0.026
                                          -------           -------           -------           -------            -------
DISTRIBUTIONS
  Net investment income...............      (0.044)          (0.044)           (0.047)           (0.027)            (0.026)
                                          -------           -------           -------           -------            -------
      Total Distributions.............      (0.044)          (0.044)           (0.047)           (0.027)            (0.026)
                                          -------           -------           -------           -------            -------
NET ASSET VALUE, END OF PERIOD........    $   1.00         $   1.00          $   1.00          $   1.00            $  1.00
                                      ============      ============      ============      ============      ===============
  Total Return........................        4.50%            4.49%             4.81%             2.76%              2.60%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000).....    $ 32,541         $ 27,931          $ 13,948          $  1,486            $   279
  Ratio of expenses to average net
    assets............................        0.95%            0.99%             0.98%             0.94%              0.51%(c)
  Ratio of net investment income to
    average net assets................        4.41%            4.37%             4.81%             2.89%              2.58%(c)
  Ratio of expenses to average net
    assets*...........................        1.25%            1.25%             1.24%             1.32%              1.32%(c)
  Ratio of net investment income to
    average net assets*...............        4.11%            4.11%             4.55%             2.51%              1.77%(c)

                                                                   U.S. TREASURY MONEY MARKET FUND
                                      -----------------------------------------------------------------------------------------
                                       FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR       NOV. 30, 1992
                                          ENDED             ENDED             ENDED             ENDED                TO
                                      SEPT. 30, 1997    SEPT. 30, 1996    SEPT. 30, 1995    SEPT. 30, 1994    SEPT. 30, 1993(a)
                                      --------------    --------------    --------------    --------------    -----------------
                                       TRUST CLASS       TRUST CLASS       TRUST CLASS       TRUST CLASS         TRUST CLASS
                                      --------------    --------------    --------------    --------------    -----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   1.00         $   1.00          $   1.00          $   1.00            $  1.00
                                      --------------    --------------    --------------        -------            -------
INVESTMENT ACTIVITIES
  Net investment income...............       0.046            0.046             0.050             0.030              0.027
                                      --------------    --------------    --------------        -------            -------
      Total from Investment
        Activities....................       0.046            0.046             0.050             0.030              0.027
                                      --------------    --------------    --------------        -------            -------
DISTRIBUTIONS
  Net investment income...............      (0.046)          (0.046)           (0.050)           (0.030)            (0.027)
                                      --------------    --------------    --------------        -------            -------
      Total Distributions.............      (0.046)          (0.046)           (0.050)           (0.030)            (0.027)
                                      --------------    --------------    --------------        -------            -------
NET ASSET VALUE, END OF PERIOD........    $   1.00         $   1.00          $   1.00          $   1.00            $  1.00
                                      ============      ============      ============      ============      ===============
  Total Return........................        4.71%            4.74%             5.07%             3.01%              2.70%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000).....    $266,840         $205,974          $120,083          $ 77,464            $74,962
  Ratio of expenses to average net
    assets............................        0.75%            0.75%             0.72%             0.67%              0.38%(c)
  Ratio of net investment income to
    average net assets................        4.61%            4.63%             4.97%             2.97%              2.71%(c)
  Ratio of expenses to average net
    assets*...........................        0.75%            0.75%             0.75%             0.83%              0.81%(c)
  Ratio of net investment income to
    average net assets*...............        4.61%            4.63%             4.95%             2.82%              2.27%(c)

---------------
  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

  All instruments in which the Money Market Funds invest are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). All instruments in which the Money Market Funds invest will have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable or floating rate obligations may bear longer maturities. The average dollar weighted maturity of the securities in each Money Market Fund will not exceed 90 days. See "VALUATION OF SHARES" and the Statement of Additional Information for further explanation of the amortized cost valuation method.

  All securities acquired by the Money Market Funds will be determined at the time of purchase by the Group's adviser or sub-adviser, under guidelines established by the Group's Board of Trustees, to present minimal credit risks. The Prime Money Market Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two nationally recognized statistical ratings organizations ("NRSROs") (e.g., "A-1" by Standard's & Poor's Corporation and "P-1" by Moody's Investors Services, Inc.); or (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Investment Adviser or Sub-Adviser pursuant to guidelines approved by the Board of Trustees, See the Statement of Additional Information for explanations of the rating systems.

  Under the guidelines adopted by the Trustees and in accordance with Rule 2a-7 under the 1940 Act, the Adviser or the Sub-Adviser may be required prompted to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category or in the event of a default relating to the financial condition of the issuer.

U.S. TREASURY FUND

  The investment objective of the U.S. Treasury Fund is to seek current income with liquidity and stability of principal through investing exclusively in short-term United States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

  The investment objective of the Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the U.S. Treasury Fund (as defined below under "GENERAL INFORMATION--Miscellaneous.") There can be, of course, no assurance that the Fund will achieve its investment objective.

  Obligations purchased by the U.S. Treasury Fund are limited to U.S. dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.

PRIME MONEY MARKET FUND

  The investment objective of the Prime Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

  The investment objective of the Prime Money Market Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION--Miscellaneous.") There can be, of course, no assurance that the Fund will achieve its investment objective.

  The Prime Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Fund may invest in:

(A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

(B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

(C) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(D) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

(E) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

(F) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

(G) securities issued or guaranteed by state or local governmental bodies; and

(H) repurchase agreements relating to the above instruments.

  The Prime Money Market Fund concentrates its investments in obligations issued by the financial services industry. However, for temporary defensive purposes during periods when the Adviser or Sub-Adviser believes that maintaining this concentration may be inconsistent with the best interest of Shareholders, the Fund will not maintain this concentration. Money market instruments of companies in the financial services industry include, but are not limited to, certificates of deposit, commercial paper, bankers' acceptances, demand and time deposits, and bank notes. These money market obligations are issued by domestic or foreign banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies and a variety of firms in the insurance field. Financial service companies offering money market issues must have total assets of $1 billion or more before their issues can be considered for investment. Because the Fund concentrates more than 25% of its total assets in the financial services industry, it will be exposed to greater risks associated with that industry, such as adverse interest rate trends, increased credit defaults, potentially burdensome government regulation, the availability and cost of capital funds, and general economic conditions. The Fund will not purchase securities issued by PNC Bank or BB&T or any of their affiliates.

CORPORATE AND BANK OBLIGATIONS

  To the extent consistent with its investment objective, the Prime Money Market Fund may invest in debt obligations of domestic corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Prime Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

PRIVATE PLACEMENT INVESTMENTS

The Prime Money Market Fund may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

  The Prime Money Market Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the sub-adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

GUARANTEED INVESTMENT CONTRACTS

  The Prime Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Fund on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Prime Money Market Fund does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

WHEN-ISSUED SECURITIES

  The Prime Money Market Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid Fund securities equal to the amount of that commitment in a separate account and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The ability to purchase when-issued securities will provide the Fund with the flexibility of participating in new issues of government securities, particularly mortgage-related securities. Prior to delivery of when-issued securities, the securities are subject to fluctuations in value, and no income accrues until their receipt. The Fund engages in when-issued and delayed-delivery transactions only with the intent of acquiring Fund securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous. The Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

ASSET-BACKED SECURITIES

  The Prime Money Market Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

  Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

  Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period. The CARDS principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

  Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Prime Money Market Fund will be subject to the same quality requirements as other securities purchased by the Fund.

COLLATERALIZED MORTGAGE OBLIGATIONS

  Although under normal market conditions it does not expect to do so, except in connection with repurchase agreements, the Prime Money Market Fund, may also invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Prime Money Market Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

  Certain debt securities such as, but not limited to, mortgage backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Prime Money Market Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.

  CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

  Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by the Fund may be considered liquid securities pursuant to guidelines established by the Group's Board of Trustees. The Fund will not purchase a stripped mortgage security that is illiquid, if, as a result thereof, more than 10% of the value of the Fund's net assets would be invested in such securities and other illiquid securities.

  Unless stated otherwise, the Prime Money Market Fund will limit its investment in CMOs to 25% of the value of its total assets.

MUNICIPAL OBLIGATIONS

  The Fund may, when deemed appropriate by its sub-adviser, invest in high quality short-term obligations issued by state and local governmental issuers.

  The Prime Money Market Fund may invest in participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet marketable as more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation:
(1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.

FOREIGN INVESTMENTS

  The Prime Money Market Fund may invest in debt obligations of foreign corporations and banks. The Prime Money Market Fund may invest in

Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

  The Prime Money Market Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

  The Prime Money Market Fund may invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Prime Money Market Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

  Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper may subject the Prime Money Market Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of foreign withholding taxes on interest income, possible seizure, currency blockage, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely effect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser or Sub-Adviser believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in United States dollars.

VARIABLE AND FLOATING RATE INSTRUMENTS

  The Prime Money Market Fund may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or any agency or instrumentality thereof).

VARIABLE AMOUNT DEMAND NOTES

  Variable amount master demand notes in which the Prime Money Market Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Prime Money Market Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Prime Money Market Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. PIMC will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.

MONEY MARKET FUNDS

  In connection with the management of its daily cash positions, the Prime Money Market Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bear directly in connection with its own operations.

UNINVESTED CASH RESERVES

  The Prime Money Market Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Fund's sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of the Fund's total assets will be held uninvested. Uninvested cash reserves will not earn income.

COMMON INVESTMENT POLICIES OF THE MONEY MARKET FUNDS

REPURCHASE AGREEMENTS

  Securities held by each Money Market Fund may be subject to repurchase agreements. A Money Market Fund will enter into repurchase agreements for the purposes of maintaining liquidity and obtaining favorable yields. Under the terms of a repurchase agreement, a Money Market Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of the collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by a Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund could incur delays and costs in selling the underlying security or could suffer a loss of principal and interest if such Fund were treated as an unsecured creditor and required to return the underlying security to the seller's estate. A Fund will enter into repurchase agreements with financial institutions or registered broker-dealers deemed creditworthy by BB&T (or PNC Institutional Management Corporation ("PIMC")), the Prime Money Market Fund's investment sub-adviser). Except as described in the Statement of Additional Information, there is no aggregate limitation on the amount of a Money Market Fund's total assets that may be invested in instruments which are subject to repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS

  In accordance with the investment restrictions described below, each Money Market Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. A Money Market Fund will enter into reverse repurchase agreements for the purpose of meeting liquidity needs. Pursuant to such agreements, a Money Market Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements include the risk that the market value of the securities sold by a Fund may decline below the price at which a Money Market Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Money Market Fund under the Investment Company Act of 1940.

U.S. GOVERNMENT SECURITIES

  The U.S. Treasury Fund may invest in U.S. Government Securities to the extent that they are obligations issued or guaranteed by the U.S. Treasury.

  Types of U.S. Government Securities in which the Prime Money Market Fund will invest include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Associa-tion, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

  Although under normal market conditions, the Prime Money Market Fund does not expect to do so, except in connection with repurchase agreements, it may invest in U.S. Government Securities that are mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities.

SECURITIES LENDING

  In order to generate additional income, each Money Market Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will receive 100% collateral in the form of cash or U.S. Government Securities. This collateral will be valued daily by BB&T (or PIMC with respect to the Prime Money Market Fund) and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Money Market Fund. During the time portfolio securities are on loan, the borrower will pay the Money Market Fund any dividends or interest paid on such securities. Loans are subject to termination by a Money Market Fund or the borrower at any time. While a Money Market Fund will not have the right to vote securities on loan, the Funds intend to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Money Market Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which BB&T (or PIMC with respect to the Prime Money Market Fund) has determined are creditworthy under guidelines established by the Group's Board of Trustees. The U.S. Treasury Fund will restrict its securities lending to 30% of its total assets and the Prime Money Market Fund will restrict its securities lending to 33 1/3% of its total assets.

                            INVESTMENT RESTRICTIONS

  The U.S. Treasury and Prime Money Market Funds are subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the particular Fund (see "GENERAL INFORMATION-- Miscellaneous").

  The U.S. Treasury Fund and Prime Money Market may not:

    1. Purchase securities of any issuer, other than obligations issued or guaranteed by the U.S. Government if, as a result, with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. In addition, although not a fundamental investment restriction (and therefore subject to change without shareholder vote), to the extent required by rules of the Securities and Exchange Commission the U.S. Treasury Fund and the Prime Money Market Fund will apply this restriction to 100% of its portfolio, except that for the Prime Money Market Fund, 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days.

    2. Borrow money or issue senior securities, except that a Money Market Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (one-third with respect to the Prime Money Market Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of (one-third of the value of the Fund's total assets at the time of such borrowing with respect to the Prime Money Market Fund) the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of its borrowing. The Prime Money Market Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The U.S. Treasury Fund will not purchase securities while borrowings are outstanding.

    3. Make loans, except that each of the Money Market Funds may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies and may enter into repurchase agreements.

  The following is a non-fundamental investment restriction of the U.S. Treasury and Prime Money Market Funds and therefore subject to change without shareholder vote.

  The U.S. Treasury and Prime Money Market Funds may not:

    1. Invest more than 10% of its net assets in instruments which are not readily marketable.

                              VALUATION OF SHARES

  The net asset value of the U.S. Treasury Fund and the Prime Money Market Fund is determined and the Shares are priced as of 12:00 p.m. and as of the close of regular trading of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Times"). As used herein a "Business Day" constitutes any day on which the New York Stock Exchange is open for trading, and any other day (other than a day during which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio instruments that the Fund's net asset value per share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by determining the value of the class's proportional interest in the securities and other assets of a Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of relevant class Shares outstanding.

  The assets in the U.S. Treasury Fund and the Prime Money Market Fund are valued based upon the amortized cost method. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. If the Board of Trustees determines that the extent of any deviation from a $1.00 price per share may result in material dilution or other unfair results to Shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. This may include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of a Fund, adjusting or withholding dividends, or utilizing a net asset value per share determined by using available market quotations. Although the Group seeks to maintain the U.S. Treasury and Prime Money Market Fund's net asset value per Share at $1.00, there can be no assurance that net asset value will not vary.

  For further information about the valuation of investments, see the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares are sold on a continuous basis by the Group's Distributor, BISYS Fund Services. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Group at (800) 228-1872.

PURCHASES OF TRUST SHARES

  Trust Shares may be purchased through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of Customers of Branch Banking & Trust Company or one of its affiliates (individually a "Bank" and collectively the "Banks") or other financial service providers approved by the Distributor.

  Shares of the Group sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the Banks to transmit purchase or redemption orders to the Distributor and to deliver Federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers.

  Trust Shares of each of the Money Market Funds are sold at the net asset value per Trust Share next determined after receipt by the Distributor of an order in good form to purchase Trust Shares (see "VALUATION OF SHARES"). There is no sales charge imposed by the Group in connection with the purchase of the Group's Trust Shares.

  There is no minimum or subsequent investment requirement for Trust Shares. There is no limit on the amount of Trust Shares that may be purchased.

PURCHASES OF CLASS A SHARES

  Class A Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Participating Organizations under the Group's Distribution and Shareholder Services Plan (see "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Distribution Plan").

  Investors purchasing Shares of the U.S. Treasury Fund are generally required to purchase Class A or Trust Shares, since such Shares are not subject to any initial sales charge or contingent deferred sales charge. Investors purchasing Shares of the Prime Money Market Fund may only purchase Class A or Trust Shares.

  Shares of the Group sold to Participating Organizations acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Participating Organizations. With respect to Shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organizations to Customers.

  Investors may purchase Class A Shares by completing and signing an Account Registration Form (found at the back of the prospectus) and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Group, to BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. Investors may obtain an Account Registration Form and additional information regarding the Group by contacting their local BB&T office. Subsequent purchases of Class A Shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the above address.

  If an Account Registration Form has been previously received by the Distributor, investors may also purchase Class A Shares by telephone. Telephone orders may be placed by calling the Group at (800) 228-1872. Payment for Class A Shares ordered by telephone may be made by check or by sending funds electronically to the Group's transfer agent. To make payments electronically, investors must call the Group at (800) 228-1872 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  The minimum investment is $1,000 for the initial purchase of Class A Shares. There is no minimum investment for subsequent purchases. The minimum initial investment amount may be waived if purchases are made in connection with qualified retirement plans, automatic investment plans or payroll deduction plans. There is no limit on the amount of Class A Shares that may be purchased.

  Every Shareholder will be mailed a confirmation of each new transaction in the Shareholder's account. In the case of Class A Shares held of record by a Participating Organization but beneficially owned by a Customer, confirmations of purchases, exchanges and redemptions of Class A Shares by a Participating Organization will be sent to the Customer by the Participating Organization. Certificates representing Shares will not be issued.

  Class A Shares of the U.S. Treasury Fund and the Prime Money Market Fund are sold at net asset value without imposition of a sales charge.

  From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

  The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares of any of the Funds of the Group. Compensation will also include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its shareholders.

AUTO INVEST PLAN

  BB&T Mutual Funds Group Auto Invest Plan enables Shareholders to make regular purchases of Class A Shares through automatic deduction from their bank accounts. With Shareholder authorization, the Group's transfer agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account and will automatically invest that amount in Class A Shares at the public offering price on the date of such deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $50 per Fund; the minimum amount for subsequent automatic investments in a Fund is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form that can be acquired by calling the Distributor. For a Shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Invest Plan may be amended or terminated without notice at any time by the Distributor.

BB&T MUTUAL FUNDS GROUP INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A BB&T Mutual Funds Group IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A Shares for an IRA. BB&T Mutual Funds Group IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986 and Taxpayer Relief Act of 1997, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

  All BB&T Mutual Funds Group IRA distribution requests must be made in writing to BISYS Fund Services. Any additional deposits to a BB&T Mutual Funds Group IRA must distinguish the type and year of the contribution.

  For more information on a BB&T Mutual Funds Group IRA call the Group at (800) 228-1872. Shareholders are advised to consult a tax adviser on BB&T Mutual Funds Group IRA contribution and withdrawal requirements and restrictions.

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

  Purchases of Class A or Trust Shares will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). An order for the U.S. Treasury Fund and the Prime Money Market Fund received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order for a Money Market Fund received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day.

  An order to purchase Class A and Trust Shares of the Money Market Funds will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Group's transfer agent for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares of the Money Market Funds which is transmitted by federal funds wire will be available the same day for investment by the Group's transfer agent, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). It is strongly recommended that investors of substantial amounts use federal funds to purchase Shares of the Money Market Funds.

  Shares of the Money Market Funds purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Shares of the Money Market Funds continue to earn dividends through the day before their redemption.

  Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer's account fees for services provided in connection with investment in the Group. Information concerning this Prospectus should be read in conjunction with any such information received from the Participating Organizations or Banks.

  The Group reserves the right to reject any order for the purchase of its Class A or Trust Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

EXCHANGE PRIVILEGE

TRUST SHARES

  Trust Shares of each Money Market Fund may be exchanged for Trust Shares of the other Funds and the Funds of Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Trust Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Trust Shares of each Money Market Fund may also be exchanged for Class A Shares, if the Shareholder ceases to be eligible to purchase Trust Shares. Trust Shares of each Money Market Fund may not be exchanged for Class B Shares.

  The Group does not impose a charge for processing exchanges of its Trust Shares. However, the exchange of Trust Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Shareholders may exchange their Trust Shares for Trust Shares of another Fund on the basis of the relative net asset value of the Shares exchanged.

CLASS A

  Class A Shares of each Money Market Fund may be exchanged for Class A Shares of the other Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Class A Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Class A Shares may not be exchanged for Class B Shares of the other Funds, and may be exchanged for Trust Shares of the other Funds only if the Shareholder becomes eligible to purchase Trust Shares. Only residents of North Carolina may exchange the Class A Shares of the Funds for Class A Shares of the North Carolina Fund. Only residents of South Carolina may exchange their Class A Shares of the other Funds for Class A Shares of the South Carolina Fund. Shareholders may exchange Class A Shares of the Money Market Funds, for which no sales load was paid, for Class A Shares of a Fund which has a variable net asset value (a "Variable NAV Fund"). Under such circumstances, the cost of the acquired Class A Shares will be the net asset value per share plus the appropriate sales load. If Class A Shares of the Money Market Funds were acquired in a previous exchange involving Shares of a Variable NAV Fund, then such Shares of the Money Market Funds may be exchanged for Shares of a Variable NAV Fund without payment of any additional sales load within a twelve month period. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.

ADDITIONAL INFORMATION ABOUT EXCHANGES

  An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange. If a Shareholder exchanges Class A Shares within 90 days of acquiring them and if a sales charge is waived on the exchange, for purposes of measuring the capital gain or loss on the exchange, the Shareholder's basis in the surrendered Shares is reduced by the lesser of (i) the sales charge paid for the surrendered shares or (ii) the amount of the sales charge that is waived on the exchange.

  A Shareholder wishing to exchange Class A Shares purchased directly from the Group may do so by contacting the Group at (800) 228-1872 or by providing instructions to the Transfer Agent. If not selected on the Account Registration form, the Shareholder will automatically receive Exchange privileges.

  A Shareholder wishing to exchange Class A or Trust Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review a prospectus describing the Fund and class of Shares which he or she wishes to acquire before making the exchange. The exchange privilege may be exercised only in those states where the class of Shares of such other Fund may legally be sold. The Group reserves the right to change the terms and conditions of the exchange privilege discussed herein upon sixty days' written notice.

  The Group's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

AUTO EXCHANGE PLAN

  BB&T Mutual Funds Group Auto Exchange enables Shareholders to make regular, automatic withdrawals from Class A Shares of a BB&T Mutual Fund and use those proceeds to benefit from dollar-cost-averaging by automatically making purchases of shares of another BB&T Mutual Fund. With shareholder authorization, the Group's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's account and will automatically invest that amount in Class A Shares of the BB&T Mutual Fund designated by the Shareholder at the public offering price on the date of such deduction. The Auto Exchange feature can only be used within the same class of shares. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their BB&T Mutual Fund account.

  To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REDEMPTION OF SHARES

  Shareholders may redeem their Class A and Trust Shares without charge on any day that net asset value is calculated (see "VALUATION OF SHARES") and Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization or Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Participating Organization or Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

  A written request for redemption must be received by the Group in order to constitute a valid tender for redemption. The signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Shareholder(s) of record or (b) a redemption check is to be mailed to the Shareholder(s) at an address other than the address of record or other than to a commercial bank designated on the Account Registration Form of such Shareholder(s). The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.

REDEMPTION BY TELEPHONE

  Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Group at (800) 228-1872. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, the Group's transfer agent, BB&T or the Group will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Group's telephone transaction procedures, upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group.

CHECK WRITING SERVICE

  Shareholders of Class A Shares of the U.S. Treasury Fund and the Prime Money Market Fund may write checks on Fund accounts for $100 or more. Once a Shareholder has signed and returned a signature card, he or she will receive a supply of checks. A check may be made payable to any person, and the Shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder may not use a check to close his or her account. The Shareholder's account may be charged a fee for stopping payment of a check upon the Shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons.

AUTO WITHDRAWAL PLAN

  BB&T Mutual Funds Group Auto Withdrawal Plan enables Shareholders to make regular redemptions of Class A Shares of a Fund. With Shareholder authorization, the Group's transfer agent will automatically redeem Class A Shares at the net asset value of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the Shareholder. Shareholders participating in the Auto Withdrawal Plan must maintain a minimum account balance of $1,000 in the Fund from which Class A Shares are being redeemed. Purchase of additional Class A Shares concurrent with with-drawals may be disadvantageous to certain Shareholders because of tax liabilities.

  To participate in the Auto Withdrawal Plan, Shareholders should complete a supplemental sign-up form that can be acquired by calling the Distributor. For a Shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Distributor.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the U.S. Treasury Fund and the Prime Money Market Fund will attempt to honor requests from its Shareholders for same day payment upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to a Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares, which may take up to 10 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified check or by wire transfer. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which may make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, the Class A Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in a Fund has a value of less than $1,000. Accordingly, an investor purchasing Class A Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Group exercises its right to redeem such Shares and sends proceeds to the Shareholder, the Shareholder will be given notice that the value of the Class A Shares of a Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the Investment Company Act of 1940.

                              DIVIDENDS AND TAXES

  Each Money Market Fund will be treated as a separate entity for federal income tax purposes. Each Money Market Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Money Market Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. Each Money Market Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains, if any.

  Dividends received by a Shareholder of a Money Market Fund that are derived from such Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. Government Securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from a Money Market Fund.

  Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

  The net investment income of the Shares of the Money Market Funds is declared daily as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. The Money Market Funds do not expect to realize any long-term capital gains and, therefore, do not foresee paying any capital gains dividends.

  As a result of the Distribution and Shareholder Services Plan fee applicable to Class A and Class B Shares, the amount of dividends payable with respect to the Trust Shares will exceed dividends on Class A Shares, and the amount of dividends on Class A Shares will exceed the dividends on Class B Shares.

  A Shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional Shares at net asset value as of the date of declaration unless the Shareholder elects to receive such dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533, and will become effective with respect to dividends and distributions having record dates after its receipt by the transfer agent. Reinvested dividends receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

  Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared.

  Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the net investment income of a Fund. Because all of the net investment income of the Money Market Funds is expected to be interest income, it is anticipated that no distributions from such Funds will qualify for the dividends received deduction. Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them.

  Dividends that are derived from interest on a Fund's investments in U.S. Government Securities and that are received by a Shareholder who is a North Carolina or South Carolina resident are currently eligible for exemption from those states' income taxes. Such dividends may be eligible for exemption from the state and local taxes of other jurisdictions as well, although state and local tax authorities may not agree with this view. However, in North Carolina and South Carolina, as well as in other states, distribution of income derived from repurchase agreements and securities lending transactions generally will not qualify for exemption from state and local income taxes.

  The foregoing is a summary of certain federal, state and local income tax consequences of investing in a Money Market Fund. Shareholders should consult their own tax advisers concerning the tax consequences of an investment in a Money Market Fund with specific reference to their own tax situation.

                     MANAGEMENT OF BB&T MUTUAL FUNDS GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with the Board of Trustees of the Group, who are elected by the Shareholders of the Group. There are currently five Trustees, two of whom are "interested persons" of the Group within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations. The Trustees of the Group, their current addresses, and principal occupations during the past five years are as follows:

                                 POSITION(S) HELD        PRINCIPAL OCCUPATION DURING THE PAST 5
      NAME AND ADDRESS            WITH THE GROUP                         YEARS
----------------------------  ----------------------    ----------------------------------------
*Walter B. Grimm              Chairman of the Board     From June, 1992 to present, employee of
3435 Stelzer Road                                       BISYS Fund Services; from 1987 to 1992,
Columbus, OH 43219                                      President of Leigh
                                                        Consulting/Investments (investment firm)
William E. Graham, Jr.        Trustee                   From January 1994 to present, Counsel,
1 Hannover Square                                       Hunton & Williams; from 1985 to
Fayetteville Street Mall                                December, 1993, Vice Chairman, Carolina
P.O. Box 109                                            Power & Light Company
Raleigh, NC 27602
Thomas W. Lambeth             Trustee                   From 1978 to present, Executive
101 Reynolda Village                                    Director, Z. Smith Reynolds Foundation
Winston-Salem, NC 27106
*W. Ray Long                  Trustee                   Executive Vice President, Branch Banking
434 Fayetteville Street Mall                            and Trust Company
Raleigh, NC 27601
Robert W. Stewart             Trustee                   Retired; Chairman and Chief Executive
201 Huntington Road                                     Officer of Engineered Custom Plastics
Greenville, SC 29615                                    Corporation from 1969 to 1990

---------------
* Indicates an "interested person" of the Group as defined in the Investment Company Act of 1940.

  The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the Group for acting as a Trustee. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Group for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Group for acting as Transfer Agent and for providing fund accounting services to the Group. Walter B. Grimm is an employee of BISYS Fund Services and
W. Ray Long is an employee of the investment adviser, BB&T.

INVESTMENT ADVISER

  BB&T is the investment adviser of the U.S. Treasury and Prime Money Market Funds. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 1996, BB&T Corporation had assets of approximately $25 billion. Through its subsidiaries, BB&T Corporation operates over 425 banking offices in North Carolina, South Carolina and Virginia, providing a broad range of financial services to individuals and businesses.

  In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. While BB&T has not provided investment advisory services to registered investment companies other than the Group, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the Group. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 15 years and currently manages assets of more than $4.5 billion.

  Subject to the general supervision of the Group's Board of Trustees and in accordance with the investment objectives and restrictions of a Fund,

BB&T manages the U.S. Treasury Fund, makes decisions with respect to, and places orders for, all purchases and sales of its investment securities, and maintains its records relating to such purchases and sales.

  Under an investment advisory agreement between the Group and BB&T, the fee payable to BB&T by the Money Market Funds for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of forty one hundredths of one percent (.40%) of each Money Market Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Group and BB&T. A fee agreed to in writing from time to time by the Group and BB&T may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the fund during the period when such lower fee is in effect.

  For the fiscal year ended September 30, 1997, the U.S. Treasury Fund paid investment advisory fees of .40% of its average daily net assets. The Prime Money Market Fund had not commenced operations as of September 30, 1997.

INVESTMENT SUB-ADVISER

  PNC Institutional Management Corporation ("PIMC") serves as the Investment Sub-Adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, PIMC manages the Fund, selects investments and places all orders for purchases and sales of the Prime Money Market Fund's securities, subject to the general supervision of the Group's Board of Trustees and BB&T and in accordance with the Prime Money Market Fund's investment objective, policies and restrictions.

  PIMC is a wholly-owned subsidiary of PNC Asset Management Group, Inc. ("PAMG"). PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1600 Market Street, 29th Floor, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. PIMC's principal business address is 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809.

  As sub-adviser, PIMC is responsible for the day-to-day management of the Prime Money Market Fund, and generally makes all purchase and sale investment decisions for the Fund. PIMC also provides research and credit analysis. Portfolio transactions for the Fund may be directed through broker/ dealers who sell Fund shares, subject to the requirements of best execution.

  For its services and expenses incurred under the Sub-Advisory Agreement, PIMC is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the annual rate of nine one-hundredths of one percent (.09%) or such lower fee as may be agreed upon in writing by BB&T and PIMC.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS Fund Services is the administrator for each Fund and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates) under agreements approved by the Group's Board of Trustees. BISYS Fund Services is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of a Fund's administration and operation. Under a management and administration agreement between the Group and the Administrator, the fee payable by a Fund to the Administrator for management administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (.20%) of a Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Group and the Administrator. A fee agreed to in writing from time to time by the Group and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect. For the fiscal year ended September 30, 1997, the U.S. Treasury Fund paid .20% of its average daily net assets. The Prime Money Market Fund had not commenced operations as of September 30, 1997.

EXPENSES

  BB&T and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the Group, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B and Trust Class of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Group's Distribution and Shareholder Services Plan ("Distribution Plan") which relate only to the Class A and Class B Shares.

  For the fiscal year ended September 30, 1997, total operating expenses for the U.S. Treasury Fund as a percentage of average daily net assets was .75% for Trust Shares and .95% for Class A Shares.

  The organizational expenses of the Prime Money Market Fund have been capitalized and are being amortized in the first two years of the Fund's operations. Such amortization will reduce the amount of income available for payment as dividends.

BANKING LAWS

  BB&T and PIMC each believes that it possesses the legal authority to perform the investment advisory and sub-advisory services for the Group contemplated by its investment advisory agreement with the Group and investment sub-advisory agreement with BB&T and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented to the Group. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which BB&T and PIMC could continue to perform such services for the Group. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

DISTRIBUTION PLAN

  The Group's Class A and Class B Shares are sold on a continuous basis by the Distributor. Under the Group's Distribution and Shareholder Services Plan (the "Distribution Plan"), a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (.50%) of the average daily net assets of Class A Shares of each Fund and one percent (1.00%) of the average daily net assets of Class B Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor has agreed with the Group to reduce its fee under the Distribution Plan to an amount not to exceed twenty-five one-hundredths of one percent (.25%) of the average daily net assets of Class A Shares of each Fund. The Distributor may use the distribution fee to provide distribution assistance with respect to a Fund's Class A and Class B Shares or to provide shareholder services to the holders of such Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or inter-mediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class A and Class B Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class A and Class B Shares. Under the Distribution Plan, a Participating Organization may include Southern National Corporation or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

  The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

  The Distribution Plan also contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Group's Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.

  The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Group will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Group to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

  The Group was organized as a Massachusetts business trust on October 1, 1987 and commenced active operation on September 24, 1992. The Group has an unlimited number of authorized Shares of beneficial interest which may, without Shareholder approval, be divided into an unlimited number of series of such Shares, and which are presently divided into fourteen series of Shares, one for each of the following Funds: the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Balanced Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Large Company Growth Fund, the BB&T Prime Money Market Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund. Each Fund is authorized to issue three classes of shares: Class A, Class B and Trust

Shares. Currently, the Prime Money Market Fund, the Short-Intermediate Fund, the North Carolina Fund, the South Carolina Fund and the Funds of Funds are not offering Class B Shares. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shareholders are entitled to one vote per Share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the Investment Company Act of 1940, Shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, and (iii) only the holders of Class A and Class B Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such classes.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Group or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Group or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Group or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Group or such Fund.

  Overall responsibility for the management of the Group is vested in the Board of Trustees. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Trustees of the Group." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  Although the Group is not required to hold annual meetings of Shareholders, Shareholders holding at least 10% of the Group's outstanding Shares have the right to call a meeting to elect or remove one or more of the Trustees of the Group. Shareholder inquiries should be directed to the Secretary of the Group at 3435 Stelzer Road, Columbus, Ohio 43219.

  As of January 22, 1998, BB&T owned of record substantially all of the Trust Shares of the U.S. Treasury Fund and the Prime Money Market Fund and held voting or investment power with respect to more than 95% of the Trust Shares of each of the U.S. Treasury Fund and the Prime Money Market Fund. BB&T may therefore be deemed to be a "controlling person" of the Trust Shares of the U.S. Treasury Fund and the Prime Money Market Fund within the meaning of the Investment Company Act of 1940. As of January 22, 1998, National Financial Services Corp., P.O. Box 3752, Church Street Station, New York, NY 10008-3752 is the record owner with respect to 66.42% of the Class A Shares of the U.S. Treasury Fund and may therefore be deemed to be controlling person of the Class A Shares of the Fund within the meaning of the Investment Company Act of 1940.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

  Star Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as Custodian for the Money Market Funds.

  BISYS Fund Services Ohio, Inc. serves as transfer agent for and provides fund accounting services to the Group.

PERFORMANCE INFORMATION

  From time to time, the U.S. Treasury and Prime Money Market Fund's annualized "yield" and "effective yield" and total return for Class A and Trust Class Shares may be presented in advertisements, sales literature and Shareholder reports. The "yield" of each Money Market Fund is based upon the income earned by the Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of a Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the Group and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

  Total return is calculated for the past year and the period since the establishment of each Money Mar-ket Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

  Yield, effective yield and total return will be calculated separately for each Class of Shares. Because Class A Shares are subject to lower Distribution Plan fees than Class B Shares, the yield and total return for Class A Shares will be higher than that of the Class B Shares for the same period. Because Trust Shares are not subject to Distribution Plan fees, the yield and total return for Trust Shares will be higher than that of the Class A and Class B Shares for the same period.

  Investors may also judge the performance of a Money Market Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/ Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

  Information about the performance of a Money Market Fund is based on a Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment are generally functions of portfolio quality and maturity, type of investments and operating expenses. Yields and total returns of a Money Market Fund will fluctuate. Any fees charged by the Participating Organizations to their customers in connection with investment in a Fund are not reflected in the Group's performance information.

  Further information about the performance of each Fund of the Group is contained in the Group's annual report to Shareholders, which may be obtained without charge by calling (800) 228-1872.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports describing the investment operations of each of the Funds and annual financial statements audited by independent public accountants.

  Inquiries regarding the Group may be directed in writing to the Group at the following address: the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533 or by calling toll free (800) 228-1872.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               INVESTMENT ADVISER
                        BRANCH BANKING AND TRUST COMPANY
                          434 FAYETTEVILLE STREET MALL
                               RALEIGH, NC 27601

                             INVESTMENT SUB-ADVISER
                         (PRIME MONEY MARKET FUND ONLY)
                    PNC INSTITUTIONAL MANAGEMENT CORPORATION
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                         ADMINISTRATOR AND DISTRIBUTOR
                              BISYS FUND SERVICES
                               3435 STELZER ROAD
                               COLUMBUS, OH 43219

                                 LEGAL COUNSEL
                                  ROPES & GRAY
                              ONE FRANKLIN SQUARE
                              1301 K STREET, N.W.
                                 SUITE 800 EAST
                              WASHINGTON, DC 20005

                                 TRANSFER AGENT
                         BISYS FUND SERVICES OHIO, INC.
                               3435 STELZER ROAD
                               COLUMBUS, OH 43219

                                    AUDITORS
                             KPMG PEAT MARWICK LLP
                        TWO NATIONWIDE PLAZA, SUITE 1600
                               COLUMBUS, OH 43215

                               BB&T MUTUAL FUNDS

                           Small Company Growth Fund

                                  TRUST SHARES

                         BRANCH BANKING & TRUST COMPANY
                               INVESTMENT ADVISER

                              BISYS FUND SERVICES
                         ADMINISTRATOR AND DISTRIBUTOR

                       PROSPECTUS DATED FEBRUARY 1, 1998

                               TABLE OF CONTENTS


                                                                                        Page
                                                                                        ----

Prospectus Summary....................................................................    2

The Group.............................................................................    3

Fee Table.............................................................................    3

Financial Highlights..................................................................    5

Investment Objective and Policies.....................................................    6

Investment Restrictions...............................................................   13

Valuation of Shares...................................................................   13

How to Purchase and Redeem Shares.....................................................   14

Dividends and Taxes...................................................................   16

Management of BB&T Mutual Funds Group.................................................   18

General Information...................................................................   21


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE GROUP OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            BB&T MUTUAL FUNDS GROUP
                         BB&T SMALL COMPANY GROWTH FUND

3435 Stelzer Road                                                               For current yield, purchase,
Columbus, Ohio 43219                                                             and redemption information,
Investment Adviser: Branch Banking                                                       call (800) 228-1872
and Trust Company ("BB&T")                                                       TDD/TTY call (800) 300-8893

  THE BB&T SMALL COMPANY GROWTH FUND (the "Small Company Growth Fund") is a separate investment fund of the BB&T Mutual Funds Group (the "Group"), an open-end management investment company offering to the public fourteen separate investment funds (each a "Fund"). Each Fund of the Group offers multiple classes of units of beneficial interest ("Shares"). Three of the Funds, (the "Funds of Funds"), offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the Group. The remaining eleven Funds primarily invest in securities of issuers unrelated to the Group.

  The BB&T Small Company Growth Fund seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies.

  This Prospectus relates to the Trust Shares of the Small Company Growth Fund, which are offered to BB&T and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Through a separate prospectus, the Group also offers Class A and Class B Shares of the Small Company Growth Fund, which are offered to the general public. Additional information about each of the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information and the prospectus relating to the Class A and Class B Shares are available upon request without charge by writing to the Group or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about the Small Company Growth Fund's Trust Shares that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.
                            ------------------------

  SHARES OF THE BB&T MUTUAL FUNDS GROUP ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.
                            ------------------------
  INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF
    PRINCIPAL. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES
COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
                            ------------------------

                       PROSPECTUS DATED FEBRUARY 1, 1998

                               PROSPECTUS SUMMARY

The Small Company Growth
  Fund.....................  This prospectus relates to only the Trust Class
                             Shares of the Small Company Growth Fund, one class of a separately managed portfolio of BB&T Mutual Funds Group (the "Group"). The Group, a Massachusetts business trust, is an open-end management investment company which currently consists of fourteen separately managed portfolios (each a "Fund"). Like most of the Group's Funds, the Small Company Growth Fund offers to the public three classes of Shares: Class A, Class B and Trust Class.

Investment Objective and
  Policies.................  The Small Company Growth Fund seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies.

Investment Risks...........  The Small Company Growth Fund's performance may change daily based on many factors including interest rate levels, the quality of the obligations in the Fund's portfolio, and market conditions.

Offering Price.............  The public offering price of the Small Company
                             Growth Fund is equal to its net asset value per Trust Share. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Trust Shares.")

Minimum Purchase...........  No minimum purchase applies to purchases of Trust
                             Shares.

Investment Adviser.........  Branch Banking and Trust Company, Raleigh, North
                             Carolina.

Investment Sub-Adviser.....  PNC Equity Advisors Company, Philadelphia,
                             Pennsylvania

Dividends..................  The Small Company Growth Fund declares and pays dividends quarterly.

Distributor................  BISYS Fund Services, Columbus, Ohio.

                                   THE GROUP

  BB&T Mutual Funds Group (the "Group") is an open-end management investment company. The Group consists of fourteen series of units of beneficial interest ("Shares"), each representing interests in one of fourteen separate investment funds (each a "Fund"). Three of the Funds (the "Funds of Funds") offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the Group. The remaining eleven Funds primarily invest in securities of issuers unrelated to the Group. Each Fund is authorized to offer three classes of Shares: Class A Shares, Class B Shares and Trust Shares.

                                   FEE TABLE

  The following Fee Table and example summarize the various costs and expenses that a Shareholder of Trust Shares of the Small Company Growth Fund will bear, either directly or indirectly.

                                                                               SMALL COMPANY
                                                                                GROWTH FUND
                                                                               -------------
                                                                                TRUST CLASS
                                                                               -------------
SHAREHOLDER TRANSACTION EXPENSES(1)
  Maximum Sales Load Imposed on Purchases (as a percentage of offering
     price).................................................................           0%
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
     offering price)........................................................           0%
  Deferred Sales Load (as a percentage of original purchase price or
     redemption proceeds, as applicable)....................................           0%
Redemption Fees (as a percentage of amount redeemed, if applicable)(2)......           0%
Exchange Fee................................................................       $   0
ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets)
  Management Fees...........................................................        1.00%
  12b-1 Fees................................................................           0%
  Other Expenses............................................................         .64%
                                                                                   -----
  Total Fund Operating Expenses.............................................        1.64%
                                                                                   =====

---------------

(1) A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in Trust Shares of the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Trust Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")

(2) A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM
    SHARES--Redemption by Telephone.")

EXAMPLE:

You would pay the following expenses on a $1,000 investment in Trust Shares of the Small Company Growth Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                        --------   ---------   ---------   ----------
Small Company Growth Fund............     $17         $52         $89         $194

  Trust Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.

  The purpose of the table above is to assist a potential investor in the Fund in understanding the various costs and expenses that an investor in the Trust Shares of the Fund will bear directly or indirectly. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP" for a more complete discussion of annual operating expenses of the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

  The table below sets forth financial highlights concerning the investment results for the Small Company Growth Fund for the periods indicated. The information through the year ended September 30, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors for the Group, whose report thereon, insofar as it relates to each of the years or periods indicated herein is included in the Statement of Additional Information.

  Information regarding the Class A and Class B Shares can be obtained in a separate prospectus by writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219 or by calling (800) 228-1872.

                                                                 SMALL COMPANY GROWTH FUND
                                                 ----------------------------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR
                                                      ENDED               ENDED           DEC. 7. 1994 TO
                                                 SEPT. 30, 1997      SEPT. 30, 1996      SEPT. 30, 1995(A)
                                                 ---------------     ---------------     ------------------
                                                   TRUST CLASS         TRUST CLASS          TRUST CLASS
                                                 ---------------     ---------------     ------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........       $ 21.18             $ 14.57              $  10.00
                                                     -------             -------               -------
INVESTMENT ACTIVITIES
  Net investment loss.........................         (0.11)              (0.17)                (0.07)
  Net realized and unrealized gains on
     investments..............................          2.47                6.78                  4.64
                                                     -------             -------               -------
     Total from Investment Activities.........          2.36                6.61                  4.57
                                                     -------             -------               -------
DISTRIBUTIONS
  Net realized gains..........................         (0.02)                 --                    --
                                                     -------             -------               -------
     Total Distributions......................         (0.02)                 --                    --
                                                     -------             -------               -------
NET ASSET VALUE, END OF PERIOD................       $ 23.52             $ 21.18              $  14.57
                                                     =======             =======               =======
Total Return..................................         11.17%              45.37%                45.70%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000).............       $58,660             $36,373              $ 16,962
  Ratio of expenses to average net assets.....          1.64%               1.79%                 2.33%(c)
  Ratio of net investment loss to average net
     assets...................................         (1.04)%             (1.00)%               (1.34)%(c)
  Ratio of expenses to average net assets*....          1.64%               1.79%                 2.42%(c)
  Ratio of net investment loss to average net
     assets*..................................         (1.04)%             (1.00)%               (1.43)%(c)
Portfolio Turnover(d).........................         80.66%              71.62%                46.97%
Average commission rate(e)....................       $0.0570             $0.0562

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       INVESTMENT OBJECTIVES AND POLICIES



  THE SMALL COMPANY GROWTH FUND The Small Company Growth Fund's investment objective is to seek long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies. The investment objective of the Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION Miscellaneous"). There can be, of course, no assurance that the Fund will achieve its investment objective.


  The Small Company Growth Fund will invest in companies that are considered to have favorable and above average earnings growth prospects and, as a matter of fundamental policy, at least 65% of the Fund's total assets will be invested in small companies with a market capitalization under $1 billion at the time of purchase. In making portfolio investments, the Small Company Growth Fund will assess characteristics such as financial condition, revenue, growth, profitability, earnings per share growth and trading liquidity. The remainder of the Fund's assets, if not invested in the securities of small companies, will be invested in the instruments described below and under "Specific Investment Policies."

  Smaller, less seasoned companies may be subject to greater business risk than larger, established companies. They may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of companies. Therefore, the stock price of smaller capitalization companies may be subject to greater price fluctuations than that of larger, established companies. Due to these and other risk factors, the price movement of the securities held by the Fund may be volatile and the net asset value of a share of the Fund may fluctuate more than that of a share of a fund that invests in larger established companies.

  Depending upon the performance of the portfolio investments of the Small Company Growth Fund the net asset value per Share of the Fund will fluctuate.

SPECIFIC INVESTMENT POLICIES

  The following is a description of certain of the permitted investments for the Small Company Growth Fund. For a more detailed description, see the Statement of Additional Information.

REPURCHASE AGREEMENTS

  Securities held by the Small Company Growth Fund may be subject to repurchase agreements. The Fund will enter into repurchase agreements for the purposes of maintaining liquidity and obtaining favorable yields. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of the collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund could incur delays and costs in selling the underlying security or could suffer a loss of principal and interest if the Fund were treated as an unsecured creditor and required to return the underlying security to the seller's estate. The Fund will enter into repurchase agreements with financial institutions or registered broker-dealers deemed creditworthy by the Fund's investment sub-adviser. Except as described in the Statement of Additional Information, there is no aggregate limitation on the amount of the Fund's total assets that may be invested in instruments which are subject to repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS

  In accordance with the investment restrictions described below, the Small Company Growth Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. The Fund will enter into reverse repurchase agreements for the purpose of meeting liquidity needs. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements include the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act of 1940.

WHEN-ISSUED SECURITIES

  The Small Company Growth Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase and sell securities on a "forward commitment" basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid Fund securities equal to the amount of that commitment in a separate account and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The ability to purchase when-issued securities will provide the Fund with the flexibility of participating in new issues of government securities, particularly mortgage-related securities. Prior to delivery of when-issued securities, the securities are subject to fluctuations in value, and no income accrues until their receipt. The Fund engages in when-issued and delayed-delivery transactions only with the intent of acquiring Fund securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous. The Small Company Growth Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

SHORT-TERM OBLIGATIONS

  The Small Company Growth Fund may invest in high quality, short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. Such investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations ("NRSROs") (for example, commercial paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by Moody's), or (ii) do not possess a rating (i.e., are unrated) but are determined by PNC Equity Advisors Company ("PEAC") to be of comparable quality to rated instruments eligible for purchase. Under normal market conditions, the Small Company Growth Fund will limit its investment in short-term obligations to 35% of its total assets.

  The Small Company Growth Fund may invest in short-term obligations in order to acquire interest income combined with liquidity. For temporary defensive purposes, as determined by PEAC, these investments may constitute 100% of the Fund's portfolio and, in such circumstances, will constitute a temporary suspension of the Fund's attempts to achieve its investment objective.

U.S. GOVERNMENT SECURITIES

  The Small Company Growth Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), some of which may be subject to repurchase agreements. The types of U.S. Government Securities in which the Fund will invest include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

  U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities.

  The Small Company Growth Fund may also invest in "zero coupon" U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

COLLATERALIZED MORTGAGE OBLIGATIONS

  The Small Company Growth Fund may also invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

  Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.

  CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private origi-nators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

  Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by the Fund may be considered liquid securities pursuant to guidelines established by the Group's Board of Trustees. The Fund will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

  Unless stated otherwise, the Fund will limit its investment in CMOs to 25% of the value of its total assets.

COMMERCIAL BONDS

  The Small Company Growth Fund may invest up to 35% of its total assets, in bonds, notes and debentures of a wide range of U.S. corporate issuers. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds, notes and debentures in which the Small Company Growth Fund may invest may differ in interest rates, maturities and times of issuance and may include CMOs (which are described above).

  The Small Company Growth Fund will invest only in bonds, notes, and debentures which are rated at the time of purchase within the three highest rating groups assigned by an NRSRO (for example, at least A by Moody's or S&P), or, if unrated, which PEAC deems to be of comparable quality. The applicable ratings are described in the Appendix to the Statement of Additional Information. In the event that the rating of any debt securities falls below the third highest rating category, the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of PEAC such investment is considered appropriate under the circumstances.

OPTIONS AND FUTURES CONTRACTS

  To the extent consistent with its investment objective, the Small Company Growth Fund may engage in writing call options from time to time as PEAC deems to be appropriate. Options are written solely as covered call options (options on securities owned by a Fund). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out an option position, the Fund will enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written. Upon the sale of a portfolio security upon which it has written a covered call option, the Fund must effect a closing purchase transaction so as to avoid converting a covered call into a "naked call," i.e., a call option on a security not owned by the Fund. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exer-cise price but retains the risk of loss should the price of the security decline.

  To the extent consistent with its investment objective, the Small Company Growth Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. The Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

  To the extent consistent with its investment objective, the Small Company Growth Fund may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or for other hedging purposes. The value of the Fund's contracts may equal or exceed 100% its total assets, although the Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

  Futures contracts obligate the Small Company Growth Fund at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. The Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

  The Small Company Growth Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Fund's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

  The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market movements; and (v) a purchaser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors. Successful use of futures is subject to the ability correctly to predict movements in the direction of the market. For example, if the Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because the Fund will have approximately equal offsetting losses in its future positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in future pricing. As a result, a relatively small price movement in a fu-tures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

  The Fund's ability to engage in options and futures transactions and to sell related securities may be limited by tax considerations.

FOREIGN INVESTMENTS

  The Small Company Growth Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs") or the purchase of securities on the New York Stock Exchange. The Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in Canadian Commercial Paper and Europaper. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

  Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. The Fund's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund's operations. Special tax considerations apply to foreign securities.

  In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

OTHER INVESTMENT PRACTICES

  For liquidity purposes, the Small Company Growth Fund may invest in money market funds. The Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including Shares of the Prime Money Market Fund and the U.S. Treasury Fund pursuant to exemptive relief granted by the Securities and Exchange Commission) and up to 10% of its total assets in more than one money market mutual fund. In order to avoid the imposition of additional fees as a result of investments in Shares of the Prime Money Market Fund and the U.S. Treasury Fund, BB&T and BISYS Fund Services (the "Administrator") (see "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP"-- "Investment Adviser" and "Administrator and Distributor") will reduce that portion of their usual asset-based service fees from the Fund by an amount equal to their service fees from the Prime Money Market Fund and the U.S. Treasury Fund that are attributable to the Fund investments. BB&T and the Administrator will promptly forward such fees to the Fund. The Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions on the Fund's investments in the securities of an unaffiliated money market fund and/or the Prime Money Market Fund or the U.S. Treasury Fund are contained in the Statement of Additional Information.

  In order to generate additional income, the Small Company Growth Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. While the lending of securities may subject the Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will receive 100% collateral in the form of cash or U.S. Government Securities. This collateral will be valued daily by PEAC and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which PEAC has determined are creditworthy under guidelines established by the Group's Board of Trustees. The Fund will restrict its securities lending to 30% of its total assets.

  In order to generate income, the Small Company Growth Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what PEAC believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the portfolio turnover rate of the Fund and its transaction costs.

PRIVATE PLACEMENT INVESTMENTS

  The Small Company Growth Fund may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

  The Small Company Growth Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as PEAC determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

STANDARD & POOR'S DEPOSITORY RECEIPTS

  The Small Company Growth Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs represent interests in trusts sponsored by a subsidiary of the American Stock Exchange, Inc. and structured to provide investors proportionate undivided interests in a securities portfolio consisting of substantially all of the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index, e.g., the S&P 500 Index. SPDRs are generally not redeemable, but are exchange traded. SPDRs are issued by a trust that is a unit investment trust, a type of registered investment company. SPDRs, therefore, will be acquired by the Fund only within the limits prescribed under the 1940 Act.

PORTFOLIO TURNOVER

  The Portfolio turnover rate for the Small Company Growth Fund was 80.66% in the fiscal year ended September 30, 1997. The portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Fund and may result in higher levels of taxable realized gains to the Fund's shareholders.

                            INVESTMENT RESTRICTIONS

  The Small Company Growth Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the Fund (see "GENERAL INFORMATION--Miscellaneous").

  The Small Company Growth Fund may not:

    1. Purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

    2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

    4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies and may enter into repurchase agreements.

                              VALUATION OF SHARES

  The net asset value of the Small Company Growth Fund is determined and its Shares are priced as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day (other than a day during which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in the Fund's portfolio instruments that the Fund's net asset value per share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by determining the value of the class's proportional interest in the securities and other assets of the Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of relevant class Shares outstanding.

  The securities in the Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the Group believes accurately reflects fair value. For further information about the valuation of investments, see the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares are sold on a continuous basis by the Group's Distributor, BISYS Fund Services. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Group at (800) 228-1872.

PURCHASES OF TRUST SHARES

  Trust Shares may be purchased through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of Customers of Branch Banking & Trust Company or one of its affiliates (individually a "Bank" and collectively the "Banks") or other financial service providers approved by the Distributor.

  Shares of the Group sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the Banks to transmit purchase or redemption orders to the Distributor and to deliver Federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers.

  Trust Shares of the Fund are sold at the net asset value per Trust Share next determined after receipt by the Distributor of an order in good form to purchase Trust Shares (see "VALUATION OF SHARES"). There is no sales charge imposed by the Group in connection with the purchase of the Fund's Trust Shares. There is no minimum or subsequent investment requirement for Trust Shares. There is no limit on the amount of Trust Shares that may be purchased.

  Purchases of Trust Shares of the Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). An order for the Fund received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order for the Fund received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the next Business Day.

  Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer's account fees for services provided in connection with investment in the Fund. Information concerning this Prospectus should be read in conjunction with any such information received from the Participating Organizations or Banks.

  The Group reserves the right to reject any order for the purchase of its Trust Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

EXCHANGE PRIVILEGE

  Trust Shares of the Small Company Growth Fund may be exchanged for Trust Shares of the other Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Trust Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Trust Shares may also be exchanged for Class A Shares, if the Shareholder ceases to be eligible to purchase Trust Shares. Trust Shares may not be exchanged for Class B Shares.

  The Group does not impose a charge for processing exchanges of its Trust Shares. However, the exchange of Trust Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Shareholders may exchange their

Trust Shares for Trust Shares of another Fund on the basis of the relative net asset value of the Shares exchanged.


  An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange.

  A Shareholder wishing to exchange Trust Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review a prospectus describing the Fund and class of Shares which he or she wishes to acquire before making the exchange. The exchange privilege may be exercised only in those states where the class of Shares of such other Fund may legally be sold. The Group reserves the right to change the terms and conditions of the exchange privilege discussed herein upon sixty days written notice.

  The Group's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Group has established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

REDEMPTION OF SHARES

  Shareholders may redeem their Trust Shares without charge on any day that net asset value is calculated (see "VALUATION OF SHARES") and Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization or Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Participating Organization or Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

  A written request for redemption must be received by the Group in order to constitute a valid tender for redemption. The signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Shareholder(s) of record or (b) a redemption check is to be mailed to the Shareholder(s) at an address other than the address of record or other than to a commercial bank designated on the Account Registration Form of such Shareholder(s). The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.

REDEMPTION BY TELEPHONE

  Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Group at (800) 228-1872. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, the Group's transfer agent, BB&T or the Group will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Group's telephone transaction procedures, upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Group will attempt to honor requests from Shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Group or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares, which may take up to 10 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified check or by wire transfer. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which may make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the Investment Company Act of 1940.

                              DIVIDENDS AND TAXES

  The Small Company Growth Fund will be treated as a separate entity for federal income tax purposes. The Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If qualified, the Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. The Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains.

  Dividends received by a Shareholder of the Fund that are derived from such Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. Government Securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from the Fund.

  Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

  The amount of dividends payable with respect to the Trust Shares will exceed dividends on Class A Shares, and the amount of dividends on Class A Shares will exceed dividends on Class B Shares as a result of the Distribution and Shareholder Services Plan fee applicable to Class A and Class B Shares.

  Net realized capital gains, if any, are distributed at least annually to Shareholders of record. The Small Company Growth Fund declares and pays dividends quarterly.

  A Shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional Shares at net asset value as of the date of declaration unless the Shareholder elects to receive such dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533, and will become effective with respect to dividends and distributions having record dates after its receipt by the transfer agent. Reinvested dividends receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. If you elect to receive distributions in cash and your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

  Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared.

  Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the earnings and profits of a Fund as determined for tax purposes. Certain dividends paid by the Small Company Growth Fund, and so designated by the Fund, may qualify for the dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim such a dividends received deduction with respect to a dividend from the Fund if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date. Distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months and from net gains on securities held for more than 18 months will be taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in the Fund. Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them.

  Dividends that are derived from interest on the Fund's investments in U.S. Government Securities and that are received by a Shareholder who is a North Carolina or South Carolina resident are currently eligible for exemption from those states' income taxes. Such dividends may be eligible for exemption from the state and local taxes of other jurisdictions as well, although state and local tax authorities may not agree with this view. However, in North Carolina and South Carolina, as well as in other states, distributions of income derived from repurchase agreements and securities lending transactions generally will not qualify for exemption from state and local income taxes.

  The foregoing is a summary of certain federal, state and local income tax consequences of investing in the Fund. Shareholders should consult their own tax advisers concerning the tax consequences of an investment in the Fund with specific reference to their own tax situation.

                     MANAGEMENT OF BB&T MUTUAL FUNDS GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with the Board of Trustees of the Group, who are elected by the Shareholders of the Group. There are currently five Trustees, two of whom are "interested persons" of the Group within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations. The Trustees of the Group, their current addresses, and principal occupations during the past five years are as follows:

                                 POSITION(S) HELD
      NAME AND ADDRESS            WITH THE GROUP        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------  ----------------------    ----------------------------------------
*Walter B. Grimm              Chairman of the Board     From June, 1992 to present, employee of
3435 Stelzer Road                                       BISYS Fund Services; from 1987 to June,
Columbus, OH 43219                                      1992, President of Leigh Consulting/
                                                        Investments (investment firm)
William E. Graham, Jr.        Trustee                   From January 1994 to present, Counsel,
1 Hannover Square                                       Hunton & Williams; from 1985 to
Fayetteville Street Mall                                December, 1993, Vice Chairman, Carolina
P.O. Box 109                                            Power & Light Company
Raleigh, NC 27602

Thomas W. Lambeth             Trustee                   From 1978 to present, Executive
101 Reynolda Village                                    Director, Z. Smith Reynolds Foundation
Winston-Salem, NC 27106

*W. Ray Long                  Trustee                   Executive Vice President, Branch Banking
434 Fayetteville Street Mall                            and Trust Company
Raleigh, NC 27601

Robert W. Stewart             Trustee                   Retired; Chairman and Chief Executive
201 Huntington Road                                     Officer of Engineered Custom Plastics
Greenville, SC 29615                                    Corporation from 1969 to 1990

---------------
* Indicates an "interested person" of the Group as defined in the Investment Company Act of 1940.

  The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the Group for acting as a Trustee. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Group for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Group for acting as Transfer Agent and for providing fund accounting services to the Group. Walter B. Grimm is an employee of BISYS Fund Services and W.

Ray Long is an employee of the investment adviser, BB&T.

INVESTMENT ADVISER

  BB&T is the investment adviser of the Small Company Growth Fund. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 1996, BB&T Corporation had assets of approximately $25 billion. Through its subsidiaries, BB&T Corporation operates over 425 banking offices in North Carolina, South Carolina and Virginia, providing a broad range of financial services to individuals and businesses.

  In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. While BB&T has not provided investment advisory services to registered investment companies other than the Group, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the Group. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 15 years and currently manages assets of more than $4.5 billion.

  Under an investment advisory agreement between the Group and BB&T, the fee payable to BB&T by the Fund for investment advisory services is the lesser of:
(a) a fee computed daily and paid monthly at the annual rate of one percent (1.00%) of the Small Company Growth Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Group and BB&T. A fee agreed to in writing from time to time by the Group and BB&T may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

  For the fiscal year ended September 30, 1997, the Small Company Growth Fund paid as investment advisory fees 1.00% of its average daily net assets.

INVESTMENT SUB-ADVISER

  PEAC serves as the Investment Sub-Adviser to the Small Company Growth Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, PEAC manages the Fund, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Group's Board of Trustees and BB&T and in accordance with the Small Company Growth Fund's investment objective, policies and restrictions.


  The person primarily responsible for the management of the Small Company Growth Fund is William J. Wykle. Mr. Wykle has served as the Manager of the Small Company Growth Fund since its inception. Mr. Wykle has been an investment manager with PEAC since 1995 and has been the portfolio manager of the Compass Capital Funds(SM) Small Cap Growth Equity Portfolio since its inception. He has also been Vice President and Small Cap Growth Equity Fund portfolio manager for PNC Bank since 1992. He has been a portfolio manager at PNC Bank and its predecessor, Provident National Bank, since 1986.


  PEAC is an indirect wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank"), the former Sub-Adviser to the Small Company Growth Fund, with offices located at 1600 Market Street, Philadelphia, Pennsylvania 19103. At September 30, 1997, PEAC had approximately $3.2 billion in discretionary assets under management, including $1.8 billion in mutual fund portfolios and $1.2 billion in bank common trust funds. PNC Bank is a wholly owned indirect subsidiary of PNC Bank Corp. PNC Bank Corp., a bank holding company headquartered in Pittsburgh, Pennsylvania, was the 13th largest bank holding company in the United States based on total assets at September 30, 1997. PNC Bank Corp. operates banking subsidiaries in Pennsylvania, Delaware, Florida, Indiana, Kentucky, Massachusetts, New Jersey and Ohio and conducts certain non-banking operations throughout the United States. Its major businesses include consumer banking, corporate banking, real estate banking, mortgage banking and asset management. With $129.6 billion in managed assets and $388.2 billion of assets under administration at September 30, 1997, PNC Bank Corp. is one of the largest bank money managers as well as one of the largest institutional mutual fund managers in the United States. Of such amounts at September 30, 1997, PNC Bank had $115.2 billion in managed assets and $163.9 billion in assets under administration. In addition to asset management and trust services, PNC Bank also provides a wide range of domestic and international commercial banking and consumer banking services. PNC Bank's origins, and in particular its trust administration services, date back to the mid-to-late 1800s.

  For its services and expenses incurred under the Sub-Advisory Agreement, PEAC is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Small Company Growth Fund's average daily net assets), which vary according to the level of Fund assets:

   FUND ASSETS         ANNUAL FEE
------------------    ------------
Up to $50 million         .50%
Next $50 million          .45%
Over $100 million         .40%


ADMINISTRATOR AND DISTRIBUTOR


  BISYS Fund Services is the administrator for the Small Company Growth Fund and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates) under agreements approved by the Group's Board of Trustees. BISYS Fund Services is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of a Fund's administration and operation. Under a management and administration agreement between the Group and the Administrator, the fee payable by the Fund to the Administrator for management administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Group and the Administrator. A fee agreed to in writing from time to time by the Group and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

  For the fiscal year ended September 30, 1997, the Small Company Growth Fund paid administration fees of .20% of its average daily net assets.

EXPENSES

  BB&T and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Small Company Growth Fund. The Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the Group, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by the Fund, certain insurance premiums, costs of maintenance of the Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B and Trust Class of the Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Group's Distribution and Shareholder Services Plan ("Distribution Plan") which relate only to the Class A and Class B Shares.

  For the fiscal year ended September 30, 1997, the Small Company Growth Fund's total operating expenses for Trust Shares were 1.64% of its average daily net assets.

BANKING LAWS

  BB&T and PEAC each believes that it possesses the legal authority to perform the investment advisory and sub-advisory services for the Group contemplated by its investment advisory agreement with the Group and investment and sub-advisory agreement with BB&T and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented to the Group. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which BB&T and PEAC could continue to perform such services for the Group. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

DISTRIBUTION PLAN

  The Distribution Plan contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Fund within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

  The Group was organized as a Massachusetts business trust on October 1, 1987 and commenced active operation on September 24, 1992. The Group has an unlimited number of authorized Shares of beneficial interest which may, without Shareholder approval, be divided into an unlimited number of series of such Shares, and which are presently divided into fourteen series of Shares, one for each of the following Funds: the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Prime Money Market Fund, the BB&T Balanced Fund, the BB&T Large Company Growth Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund. Each Fund is authorized to issue three classes of shares: Class A, Class B and Trust Shares. Currently, the Prime Money Market, the Short-Intermediate, the North Carolina Fund, South Carolina Fund, and the Funds of Funds are not offering Class B Shares. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shareholders are entitled to one vote per Share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the Investment Company Act of 1940, Shares shall be voted by individual series, and (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Group or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Group or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Group or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Group or such Fund.

  Overall responsibility for the management of the Group is vested in the Board of Trustees. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Trustees of the Group." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  Although the Group is not required to hold annual meetings of Shareholders, Shareholders holding at least 10% of the Group's outstanding Shares have the right to call a meeting to elect or remove one or more of the Trustees of the Group. Shareholder inquiries should be directed to the Secretary of the Group at 3435 Stelzer Road, Columbus, Ohio 43219.

  As of January 22, 1998 BB&T owned of record substantially all of the Trust Shares of the Fund and held voting or investment power with respect to more than 95% of the Trust Shares of the Small Company Growth Fund. BB&T may therefore be deemed to be a "controlling person" of the Trust Shares of the Fund within the meaning of the Investment Company Act of 1940.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

  Star Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as Custodian for the Small Company Growth Fund.

  BISYS Fund Services Ohio, Inc. serves as transfer agent for and provides fund accounting services to the Group.

OTHER CLASSES OF SHARES

  In addition to Trust Shares, the Small Company Growth Fund also offers Class A and Class B Shares. Class A Shares are offered to the general public at net asset value plus an applicable sales charge. Class B shares are offered to the general public at net asset value without a sales charge when purchased, but are subject to a sales charge if a Shareholder redeems them prior to the sixth anniversary of purchase. Class A and Class B Shares are also subject to a Distribution and Shareholder Services Plan fee.

PERFORMANCE INFORMATION

  From time to time performance information of the Fund showing its average annual total return, aggregate total return, and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Fund and will, unless otherwise noted, reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of an investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the net investment income per Share for the Fund earned during a recent 30-day period by its per Share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the results.

  The Fund may also present its average annual total return, aggregate total return, yield and/or tax equivalent yield, as the case may be, excluding the effect of a sales charge, if any.

  The Fund may also calculate a distribution rate. Distribution rates will be computed by dividing the distribution per Share of a class made by the Fund over a twelve-month period by the maximum offering price per Share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although the Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, and may include returns of principal, whereas yield does not include such items. The Fund does not intend to publish distribution rates in Fund advertisements but may publish such rates in supplemental sales literature. Distribution rates may also be presented excluding the effect of a sales charge, if any.

  Yield, effective yield, total return and distribution rate will be calculated separately for each Class of Shares. Because Trust Shares are not subject to Distribution and Shareholder Services Plan fees, the yield and total return for Trust Shares will be higher than that of the Class A or Class B Shares for the same period.

  Investors may also judge the performance of the Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc., IBC/Donoghue's MONEY FUND REPORT and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

  Information about the performance of the Fund is based on its record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment are generally functions of portfolio quality and maturity, type of investments and operating expenses. Yields and total returns of a Fund will fluctuate. Any fees charged by the Participating Organizations to their customers in connection with investment in the Fund are not reflected in the Group's performance information.

  Further information about the performance of the Fund is contained in the Group's annual report to Shareholders, which may be obtained without charge by calling (800) 228-1872.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports describing the investment operations of the Small Company Growth Fund and annual financial statements audited by independent public accountants.

  Inquiries regarding the Fund may be directed in writing to the Group at the following address--the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533 or by calling toll free (800) 228-1872.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               INVESTMENT ADVISER
                        BRANCH BANKING AND TRUST COMPANY

                          434 FAYETTEVILLE STREET MALL


                               RALEIGH, NC 27601


                             INVESTMENT SUB-ADVISER

                          PNC EQUITY ADVISORS COMPANY


                         1600 MARKET STREET, 27TH FLOOR


                             PHILADELPHIA, PA 19103


                         ADMINISTRATOR AND DISTRIBUTOR

                              BISYS FUND SERVICES


                               3435 STELZER ROAD


                               COLUMBUS, OH 43219


                                 LEGAL COUNSEL

                                  ROPES & GRAY


                              ONE FRANKLIN SQUARE


                      1301 K STREET, N.W., SUITE 800 EAST


                              WASHINGTON, DC 20005



                                 TRANSFER AGENT


                         BISYS FUND SERVICES OHIO, INC.


                               3435 STELZER ROAD


                               COLUMBUS, OH 43219


                                    AUDITORS

                             KPMG PEAT MARWICK LLP


                        TWO NATIONWIDE PLAZA, SUITE 1600


                               COLUMBUS, OH 43215

                                ----------------

                            BB&T MUTUAL FUNDS GROUP



                      STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 1, 1998

                                ----------------





This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses of the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Balanced Fund, the BB&T Large Company Growth Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund, which are dated February 1, 1998 and the Prospectuses of the BB&T U.S. Treasury Money Market Fund and the BB&T Prime Money Market Fund which are dated February 1, 1998. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing BB&T Mutual Funds Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 228-1872.

                               TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
BB&T MUTUAL FUNDS GROUP.........................................................................................B-1

INVESTMENT OBJECTIVES AND POLICIES..............................................................................B-1
    Additional Information on Portfolio Instruments.............................................................B-1
    Puts     ..................................................................................................B-13
    Investment Restrictions....................................................................................B-15
    Portfolio Turnover.........................................................................................B-19

VALUATION......................................................................................................B-19
    Valuation of the Money Market Funds........................................................................B-20
    Valuation of the Growth and Income Fund, North Carolina Fund, South Carolina Fund,
             Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company
             Growth Fund, Small Company Growth Fund, and the Funds of Funds....................................B-21
    Valuation of the International Equity Fund.................................................................B-21

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................................................B-22
    Purchase of Class A and Class B Shares.....................................................................B-23
    Matters Affecting Redemption...............................................................................B-24

ADDITIONAL TAX INFORMATION.....................................................................................B-24
    Additional Tax Information Concerning the International Equity Fund........................................B-26
    Additional Tax Information Concerning the North Carolina and South
    Carolina Funds ............................................................................................B-27
    Special Considerations Regarding Investment in South Carolina Tax-Exempt Obligations
              .................................................................................................B-35

MANAGEMENT OF BB&T MUTUAL FUNDS GROUP..........................................................................B-35
    Officers ..................................................................................................B-35
    Investment Adviser.........................................................................................B-37
    Investment Sub-Advisers....................................................................................B-39
    Portfolio Transactions.....................................................................................B-40
    Glass-Steagall Act.........................................................................................B-42
    Manager and Administrator..................................................................................B-43
    Distributor................................................................................................B-45
    Custodian..................................................................................................B-47
    Independent Auditors.......................................................................................B-47
    Legal Counsel..............................................................................................B-47

PERFORMANCE INFORMATION........................................................................................B-47
    Yields of the Money Market Funds...........................................................................B-47
    Yields of the Other Funds of the Group.....................................................................B-48
    Calculation of Total Return................................................................................B-50
    Performance Comparisons....................................................................................B-51

ADDITIONAL INFORMATION.........................................................................................B-56
    Organization and Description of Shares.....................................................................B-56
    Shareholder and Trustee Liability..........................................................................B-57
    Miscellaneous..............................................................................................B-57

FINANCIAL STATEMENTS...........................................................................................B-70
    Independent Auditors' Report...............................................................................B-70
    Audited Financial Statements as of September 30, 1997......................................................B-70

APPENDIX.......................................................................................................B-71

                      STATEMENT OF ADDITIONAL INFORMATION

                            BB&T MUTUAL FUNDS GROUP

         BB&T Mutual Funds Group (the "Group") is an open-end management investment company. The Group consists of fourteen series of units of beneficial interest ("Shares") offered to the public, each representing interests in one of fourteen separate investment portfolios ("Funds"): the BB&T U.S. Treasury Money Market Fund (the "U.S. Treasury Fund"), the BB&T Prime Money Market Fund (the "Prime Money Market Fund" and together with the U.S. Treasury Fund, the "Money Market Funds") the BB&T Short-Intermediate U.S. Government Income Fund (the "Short-Intermediate Fund"), the BB&T Intermediate U.S. Government Bond Fund (the "Intermediate Bond Fund"), the BB&T Growth and Income Stock Fund (the "Growth and Income Fund"), the BB&T North Carolina Intermediate Tax-Free Fund (the "North Carolina Fund"), the BB&T South Carolina Intermediate Tax-Free Fund (the "South Carolina Fund"), the BB&T Balanced Fund (the "Balanced Fund"), the BB&T Large Company Growth Fund (the "Large Company Growth Fund"), the BB&T Small Company Growth Fund (the "Small Company Growth Fund"), the BB&T International Equity Fund (the "International Equity Fund"), the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund (collectively, the "Funds of Funds") which offer Shareholders a professionally-managed investment program by purchasing shares of existing Funds of the Group (the "Underlying Funds"). Each Fund may offer to the public three classes of Shares:
Class A Shares, Class B Shares and Trust Shares. As of the date of this Statement of Additional Information, Class B Shares were not yet being offered in the Prime Money Market, Short-Intermediate, North Carolina and South Carolina Funds and the Funds of Funds. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading the applicable Prospectuses.


                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments

         The following policies supplement the information pertaining to portfolio instruments of each Fund as set forth in the Prospectuses.

         The Appendix to this Statement of Additional Information identifies nationally recognized statistical ratings organizations ("NRSROs") that may be used by BB&T, PNC Equity Advisors Company ("PEAC"), CastleInternational Asset Management Limited

("CastleInternational") and PNC Institutional Management Corporation ("PIMC") (PEAC, CastleInternational and PIMC, each a "Sub-Adviser") with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

         Bankers' Acceptances and Certificates of Deposit. All of the Funds except the U.S. Treasury Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Commercial Paper. Each Fund, except for the U.S. Treasury Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Commercial paper purchasable by each Fund, except for the U.S. Treasury Fund, includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

         Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Prime Money Market Fund, Growth and Income Fund, Large Company Growth Fund, Small Company Growth Fund, Short-Intermediate Fund, Intermediate Bond Fund, International Equity Fund and Balanced Fund (the Short-Intermediate Fund and the Intermediate Bond Fund are sometimes referred to collectively as the "Fixed Income Funds") and the Funds of Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes.
Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the criteria for commercial paper. BB&T or the Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         Foreign Investment. The Prime Money Market Fund, Growth and Income Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, International Equity Fund and the Funds of Funds may invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank, denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTD's") which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks, Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and European commercial paper, which is U.S. dollar denominated commercial paper of an issuer located in Europe. The Funds may invest in foreign commercial paper, including Canadian and European commercial paper as described above.

         Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges, may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions.

         Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund, Growth and Income Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, and the Funds of Funds will acquire such securities only when BB&T or the Sub-Adviser believes the risks associated with such investments are minimal.

         Foreign Currency Transactions. The International Equity Fund may use forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. The Fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. The Fund may enter into forward foreign currency exchange contracts when deemed advisable by its sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         Second, when the Fund's Sub-Adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by the contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         A separate account of a Fund consisting of liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will be equal the amount of such commitments by the Fund.

         Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which BB&T or the Sub-Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and BB&T or the Sub-Adviser will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account.

         If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by the Group's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

         Reverse Repurchase Agreements. As discussed in the Prospectuses, each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with each Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. Government securities or other liquid high quality debt securities or high grade debt securities. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         U.S. Government Obligations. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued or guaranteed by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. Government. Each of the other Funds may invest in such obligations and in other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Such other obligations may include those which are supported by the full faith and credit of the U.S. Government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored agencies and instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when BB&T or the Sub- Adviser believes that the credit risk with respect thereto is minimal.

         Supranational Organizational Obligations. The Large Company Growth Fund, Small Company Growth Fund, International Equity Fund and Prime Money Market Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

         Investment Grade Debt Obligations. The Large Company Growth Fund, Small Company Growth Fund and the International Equity Fund may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

         Rights Offerings and Warrants to Purchase. The Large Company Growth Fund, Small Company Growth Fund and the International Equity Fund may participate in rights offerings

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and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.
Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.

         Variable and Floating Rate Notes. The Prime Money Market Fund, the North Carolina Fund and the South Carolina Fund may acquire variable and floating rate notes, subject to each Fund's investment objective, policies, and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by BB&T with respect to the North Carolina and South Carolina Funds, (or PIMC with respect to the Prime Money Market Fund) under guidelines established by the Group's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund's investment policies. In making such determinations, BB&T with respect to the North Carolina and South Carolina Funds (or PIMC with respect to the Prime Money Market Fund) will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Prime Money Market Fund, the North Carolina Fund or the South Carolina Fund, a Fund may resell a note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         For purposes of the North Carolina Fund, the South Carolina Fund and the Prime Money Market Fund, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.

         Tax-Exempt Obligations. Under normal market conditions, the North Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and North Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("North Carolina Tax-Exempt Obligations"). Under normal market conditions, the South Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and South Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("South Carolina Tax-Exempt Obligations"). In addition to North Carolina Tax-Exempt Obligations and South Carolina Tax-Exempt Obligations, the North Carolina Fund and the South Carolina Fund may invest in Tax-Exempt Obligations issued by or on behalf of states other than North Carolina and South Carolina, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of the issuer's counsel at the time of issuance, is exempt from federal income tax and is not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Such securities, North Carolina Tax-Exempt Obligations and South Carolina Tax-Exempt Obligations are hereinafter collectively referred to as "Tax-Exempt Obligations."

         Tax-Exempt Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Tax-Exempt Obligations if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

         Tax-Exempt Obligations may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

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         As described in the Prospectus, the two principal classifications of
Tax-Exempt Obligations consist of "general obligation" and "revenue" issues. The North Carolina and South Carolina Funds are permitted to invest in Tax-Exempt Obligations and may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. Currently, neither North Carolina nor South Carolina issuers have authority to issue moral obligation securities. There are, of course, variations in the quality of Tax-Exempt Obligations, both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Tax- Exempt Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Tax-Exempt Obligations with the same maturity, interest rate and rating may have different yields, while Tax-Exempt Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the North Carolina and South Carolina Funds, an issue of Tax-Exempt Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. Neither event would under all circumstances require the elimination of such an obligation from the North Carolina or South Carolina Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the North Carolina or South Carolina Funds.

         An issuer's obligations for its Tax-Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Tax-Exempt Obligations may be materially adversely affected by litigation or other conditions.

         Although lease obligations do not generally constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged (in South Carolina, governmental lease obligations are included in calculation of the general obligation debt limit), the lease obligation is frequently assignable and backed by the lessee's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of

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Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.

         When-Issued Securities. As discussed in the Prospectuses, each Fund, except the U.S. Treasury Fund, may purchase securities on a when-issued basis. In addition, the Large Company Growth Fund, Small Company Growth Fund, International Equity Fund, and Prime Money Market Fund may purchase and sell securities on a forward commitment basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), including "TBA" (to be announced) purchase commitments. When these Funds agree to purchase securities on a when-issued or forward commitment basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that any such Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

         When a Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In addition, the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         Calls. The Large Company Growth Fund, Small Company Growth Fund, Growth and Income Fund, Balanced Fund and the Funds of Funds may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

         The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance each Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of a Fund's adviser or sub-adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

         A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which it already owns. In order to comply with the requirements of the securities laws in several states, a Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of its net assets.


         Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund's custodian. A Fund does not consider a security covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

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         The premium received is the market value of an option. The premium a
Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, BB&T or the Sub-Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in a Fund's statement of assets and liabilities. This liability will be readjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price (or, with respect to the International Equity Fund, the mean between the last bid and asked prices). The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

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         Puts. The North Carolina and South Carolina Funds may acquire "puts"
with respect to Tax-Exempt Obligations held in their portfolios and the Funds of Funds may acquire puts with respect to the securities in their portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Each of these Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by the North Carolina and South Carolina Funds and the Funds of Funds to facilitate the liquidity of their portfolio assets or to shorten the maturity of underlying assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security.

         The North Carolina and South Carolina Funds and the Funds of Funds will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The North Carolina and South Carolina Funds and the Funds of Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in BB&T's opinion, present minimal credit risks.

         See "Options and Futures" in the Prospectus regarding the Small Company Growth Fund's and the International Equity Fund's investment policy with respect to puts.

         Risk Factors Relating to Options. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for

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economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund's investment adviser or investment sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.

         Futures Contracts and Related Options. Each Fund of the Group (other than the U.S. Treasury Money Market Fund) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

         Successful use of futures by the Funds is also subject to an adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments.

Standard & Poor's Depository Receipts

         Each of the Growth and Income Stock Fund, Balanced Fund, Large Company Growth Fund, and Small Company Growth Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs represent interests in trusts sponsored by a subsidiary of the American Stock Exchange, Inc. and are structured to provide investors proportionate undivided interests in a securities portfolio constituting substantially all the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index ("S&P Index"), e.g., the S&P 500. SPDRs are not redeemable, but are exchange traded. SPDRs represent interests in an investment company that is not actively managed, i.e., securities are held in an effort to track the performance of the pertinent S&P Index and not for the purpose of selecting securities that are considered superior investments. The results of SPDRs will not replicate exactly the performance of the pertinent S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees to service providers, borne by the SPDRs. SPDRs distribute dividends on a quarterly basis. Under the 1940 Act, a fund must limit investments in SPDRs to 5% of the fund's total assets and 3% of the outstanding voting securities of the SPDRs issuer. Moreover, a Fund's investments in SPDRs, when aggregated with all other investments in investment companies, may not exceed 10% of the Fund's total assets.

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Closed-End Investment Companies

         The Balanced Fund may invest in closed-end investment companies that invest a significant portion of their assets in convertible securities. The shares of closed-end investment companies, which are not redeemable, will be purchased only if they are traded on a domestic stock exchange. Closed-end Fund shares often trade at a substantial discount (or premium) from their net asset value. Therefore, there can be no assurance that a share of a closed-end Fund, when sold, will be sold at a price that approximates its net asset value. Under the 1940 Act, the Balanced Fund will limit investments in each such closed-end Fund to the lesser of 5% of the Balanced Fund's total assets or 3% of the closed-end Fund's outstanding voting securities. Furthermore, the Balanced Fund's investments in all investment companies may not exceed 10% of the Fund's total assets.

         Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible perferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

Investment Restrictions

         Except as provided otherwise, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus).

         None of the Funds of the Group (other than the International Equity Fund and Prime Money Market Fund) may:

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         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts, with respect to each Fund other than the Large Company Growth Fund, the Small Company Growth Fund and the Funds of Funds, which may purchase futures contracts) oil, gas or mineral exploration or development programs, or real estate (although investments by the Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, and the Funds of Funds in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         None of the Funds (except the Funds of Funds) may:

         1. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; provided, however, that (i) the Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, and the International Equity Fund may purchase securities of a money market fund, including securities of the U.S. Treasury Fund and the Prime Money Market Fund; (ii) the North Carolina and South Carolina Funds may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, with respect to the Fund, immediately after such purchase, the acquiring Fund does not own in the aggregate (a) more than 3% of the acquired company's outstanding voting securities, (b) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (c) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets; (iii) the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Prime Money Market Fund may purchase shares of other investment companies in accordance with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder; and (iv) this restriction (iii) is not fundamental with respect to the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Prime Money Market Fund and may therefore be changed by a vote of a majority of the Trustees of the Group.

         The U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The U.S. Treasury Fund, North Carolina Fund, South

Carolina Fund, Short-Intermediate Fund, and Intermediate Bond Fund may not write or purchase call options. Each of the Funds may not write put options. The U.S. Treasury Fund, Short-Intermediate Fund and Intermediate Bond Fund may not purchase put options. The North Carolina and South Carolina Funds may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         The International Equity Fund may not:

         1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         2. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         3. Write or sell unsecured put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

         4. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options or the Fund's sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         5. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

         The Prime Money Market Fund may not:

         1. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the financial services industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the

District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Underwrite securities except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.

         3. Purchase or sell commodities, commodities contracts, futures contracts, or real estate except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.

         Although the foregoing investment limitations would permit the Prime Money Market Fund to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or "put" as permitted under SEC regulations for money market funds). Prior to making any such investments, the Prime Money Market Fund would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

         The following investment restrictions are considered non-fundamental and therefore may be changed by a vote of a majority of the Trustees of the
Group:

         None of the Funds may:

         1. Enter into a repurchase agreement deemed to have a maturity in excess of seven days if such investment, together with other instruments in the Fund which are not readily marketable, exceeds 15% of such Fund's net assets except that the U.S. Treasury Fund and the Prime Money Market Fund will limit their investment in such securities to 10% of their net assets;

         None of the Funds (except the Prime Money Market Fund) may:

         1. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         2. Invest in any issuer for purposes of exercising control or management; and

         3. Purchase or retain securities of any issuer if the officers or Trustees of the Group or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction.

Portfolio Turnover

         The portfolio turnover rate for each of the Group's Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. For the fiscal years ended September 30, 1997, and September 30, 1996, the portfolio turnover rates for each of the Funds with a full year of operations in the subject fiscal years (other than the U.S. Treasury Fund) were as follows: Short-Intermediate Fund: 87.99% and 54.82%, respectively; Intermediate Bond Fund: 62.45% and 76.29%, respectively; Growth and Income Fund: 22.66% and 19.82%, respectively; North Carolina Fund: 16.98% and 20.90%, respectively; Small Company Growth Fund: 80.66% and 71.62%, respectively; the common stock portion of the Balanced Fund: 26.57% and 15.01%, respectively, and the fixed income portion of the Balanced Fund: 27.59% and 4.86%, respectively, and 4.86% with respect to the fixed income portion of its portfolio and 23.68%, respectively. High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains to a Fund's shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. A higher portfolio turnover rate for each of the Group's Funds other than the U.S. Treasury Fund may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions.

         Because the U.S. Treasury Fund and the Prime Money Market Fund intend to invest entirely in securities with maturities of less than one year and because the Securities and Exchange Commission requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to the U.S. Treasury Fund was zero percent for the fiscal years ended September 30, 1997 and September 30, 1996, and is expected to remain zero percent for regulatory purposes.

                                   VALUATION

         The net asset value of each of the Funds, other than the Money Market Funds, is determined and its Shares are priced as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). The net asset value of each Money Market Fund is determined and it Shares are priced as of 12:00 p.m. and as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Times"). As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day (other than a day on which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio securities that a Fund's net asset value per Share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Valuation of the Money Market Funds

         The U.S. Treasury Fund and the Prime Money Market Fund have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the U.S. Treasury Fund and the Prime Money Market Fund would receive if it sold the instrument. The value of securities in the U.S. Treasury Fund and the Prime Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that the Fund will not purchase any security with a remaining maturity of more than thirteen months (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

Valuation of the Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short- Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, and the Funds of Funds

         Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair market value in BB&T's (or PNC Bank's, with respect to the Small Company Growth Fund) best judgment under procedures established by, and under the supervision of the Group's Board of Trustees. The Funds of Funds will value their investments in mutual funds securities at the redemption price, which is net asset value.

         Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair market value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

         The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Group under the general supervision of the Group's Board of Trustees. Several pricing services are available, one or more of which may be used by BB&T, PNC Bank, and CastleInternational from time to time.

         Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

Valuation of the International Equity Fund

         Valuation of securities of foreign issuers and those held by the International Equity Fund is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the means between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

         Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

         As discussed above, the International Equity Fund may use a pricing service or market/dealer experienced in such matters to value the Fund's securities.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each class of Shares in each of the Group's Funds are sold on a continuous basis by BISYS Fund Services ("BISYS"). In addition to purchasing Shares directly from BISYS, Class A, Class B or Trust Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at BB&T, or BB&T's affiliated or correspondent banks. Customers purchasing Shares of the Group may include officers, directors, or employees of BB&T or BB&T's affiliated or correspondent banks.

Purchase of Class A and Class B Shares

         As stated in the Class A and Class B Prospectus, the public offering price of Class A Shares of the Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short- Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, and the International Equity Fund is their net asset value next computed after an order is received, plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares of the Group is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase and Redeem Shares" in the Class A and Class B Prospectus). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Class A and Class B Prospectus applies to purchases of Class A Shares of such a Fund by a Purchaser.

         Shares of The U.S. Treasury Fund and the Prime Money Market Fund and Class B Shares of each Fund offering such Shares are sold at their net asset value per share, as next computed after an order is received. However, as discussed in the Class A and Class B Prospectus, the Class B Shares are subject to a Contingent Deferred Sales Charge if they are redeemed prior to the sixth anniversary of purchase. Shareholders obtaining Class B Shares of a Money Market Fund upon an exchange of Class B Shares of any other Fund, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares have been withdrawn from the Money Market Fund within two years of purchase.

         Certain sales of Class A Shares are made without a sales charge, as described in the Class A and Class B Prospectus under the caption "Sales Charge Waivers," to promote goodwill with employees and others with whom BISYS, BB&T and/or the Group have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

         As the Group's principal underwriter, BISYS acts as principal in selling Class A and Class B Shares of the Group to dealers. BISYS re-allows the applicable sales charge as dealer discounts and brokerage commissions. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Class A and Class B Prospectus (see "How to Purchase and Redeem Shares"). From time to time, BISYS will make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Neither BISYS nor dealers are permitted to delay the placement of orders to benefit themselves by a price change.

Matters Affecting Redemption

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Company to determine the fair market value of its total net assets.

         The Group may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "Valuation of the Money Market Funds" above.


                           ADDITIONAL TAX INFORMATION

         It is the policy of each of the Group's Funds to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each of the Group's Funds expects to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject.

         In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of its dividend, interest (including tax-exempt interest), and certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year plus any undistributed amounts from prior years. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Each of the Group's Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."

         A Fund's transactions in futures contracts, options, and foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale," and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt- interest dividends when distributed to Shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds.

         Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         A "passive foreign investment company" is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

         Although each Fund expects to qualify as a "regulated investment company" (a "RIC") and to be relieved of all or substantially all Federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. If for any taxable year a Fund does not qualify for the special Federal tax treatment afforded a RIC, all of its taxable income will be subject to Federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to its Shareholders). In addition, distributions to Shareholders will be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the Group's Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Tax Information Concerning the International Equity Fund

         Special rules govern the Federal income tax treatment of the portfolio transactions of the International Equity Fund that are denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, certain preferred stock); (ii) the accruing of certain trade receivables and payables; (iii) the entering into or acquisition of any forward contract or similar financial instruments; and (iv) the entering into or acquisition of any futures contract, option or similar financial instrument, if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. With respect to such transactions, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle ("Capital Asset Election"). In accordance with Treasury regulations, certain transactions with respect to which the taxpayer has not made the Capital Asset Election and that are part of a "988 hedging transaction" (as defined in the Code and the Treasury regulations) are integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "988 hedging transactions" (as identified by such Treasury regulations) are not subject to the market-to-market or loss deferral rules under the Code. Some of the non-U.S. dollar-denominated investments that the International Equity Fund may make (such as non-U.S. dollar-denominated debt securities and obligations and preferred stock) and some of the foreign currency contracts the International Equity Fund may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

         In addition, certain forward foreign currency contracts held by the International Equity Fund at the close of the Fund's taxable year will be subject to "mark-to-market" treatment. If the Fund makes the Capital Asset Election with respect to such contracts, any gain or loss with respect to the contract shall be treated as short-term capital gain or loss, to the extent of 40% of such gain or loss, and long-term capital gain or loss, to the extent of 60% of such gain or loss. Otherwise, such gain or loss will be ordinary in nature. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information the Treasury has not issued any such regulations. Forward foreign currency contracts entered into by the International Equity Fund also may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.

Additional Tax Information Concerning the North Carolina and South Carolina
Funds

         As indicated in the Prospectuses, the North Carolina and South Carolina Funds are designed to provide North Carolina and South Carolina Shareholders, respectively, with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the North Carolina and South Carolina Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not realize any additional benefit from the dividends of the North Carolina and South Carolina Funds being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries when distributed to them.


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         In addition, the North Carolina and South Carolina Funds may not be
appropriate investments for Shareholders who are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each Shareholder who may be considered a "substantial user" should consult a tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103 of the Code if the Shareholder were treated as a "substantial user" or a "related person."

         The Code permits a RIC which invests at least 50% of its total assets in Tax-Exempt Obligations to pass through to its investors, tax-free, net Tax-Exempt Obligations interest income. The policy of the North Carolina and South Carolina Funds is to pay each year as dividends substantially all the Fund's Tax-Exempt Obligations interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the North Carolina and South Carolina Funds and designated as an exempt-interest dividend in a written notice mailed to Shareholders within sixty days after the close of the Fund's taxable year, but not to exceed in the aggregate the net Tax-Exempt Obligations interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from the North Carolina and South Carolina Funds, respectively, during such year, regardless of the period for which the Shares were held.

         While the North Carolina and South Carolina Funds do not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The North Carolina and South Carolina Funds will have no tax liability with respect to such distributed gains, and the distributions will be taxable to Shareholders as net gains on securities held for more than one year but not more than 18 months or as net gains on securities held for more than 18 months, as the case may be, regardless of how long a Shareholder has held the Shares of the North Carolina or South Carolina Funds. Such distributions will be designated as a capital gains dividend in a written notice mailed by the North Carolina and South Carolina Funds to their respective Shareholders within sixty days after the close of each Fund's taxable year.

         Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina and South Carolina Tax-Exempt Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina or South Carolina (respectively) individual or corporate income tax. Distributions of

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gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. Distributions of gains attributable to obligations of the State of South Carolina are subject to South Carolina individual and corporate income tax.

         While the North Carolina and South Carolina Funds do not expect to earn any significant amount of investment company taxable income, taxable income earned by the North Carolina and South Carolina Funds will be distributed to their respective Shareholders. In general, the investment company taxable income will be the taxable income of each Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Any such income will be taxable to Shareholders as ordinary income (whether paid in cash or additional Shares).

         As indicated in the Prospectuses, the Funds may acquire puts with respect to Tax-Exempt Obligations held in the portfolios. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the North Carolina and South Carolina Funds is to limit the acquisition of puts to those under which the Fund will be treated for Federal income tax purposes as the owner of the Tax-Exempt Obligations acquired subject to the put and the interest on the Tax-Exempt Obligations will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the North Carolina and South Carolina Funds could acquire under the 1940 Act. Therefore, although the North Carolina and South Carolina Funds will only acquire a put after concluding that such put will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the North Carolina and South Carolina Funds. If the North Carolina or South Carolina Funds were not treated as the owners of the Tax-Exempt Obligations, income from such securities would probably not be tax exempt.

         The foregoing is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the North Carolina and South Carolina Funds. No attempt has been made to present a detailed explanation of the Federal or state income tax treatment of the North Carolina and South Carolina Funds or their Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the North Carolina and South Carolina Funds are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this

                                      B-30

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Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA TAX-EXEMPT OBLIGATIONS

         The concentration of investments in North Carolina Tax-Exempt Obligations by the North Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the North Carolina Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of North Carolina Tax-Exempt Obligations and other sources that are generally available to investors. The Group has not independently verified this information.

         The State of North Carolina has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax, and soft drink tax (currently being phased out). North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

         Fiscal year 1996 ended with a positive General Fund balance of approximately $573.4 million. An additional $153.1 million was available from a reserved fund balance. Of this aggregate amount, $77.3 million was reserved in the Savings Reserve (bringing the total reserve to $500.9 million) and $130.0 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $151.3 million after prior withdrawals). An additional $47.1 million was transferred to a newly-created Clean Water Management Trust Fund, $39.5 was reserved in a Capital Improvement Reserve, and $26.2 was transferred to newly-created Federal Retiree Refund and Administration Accounts, leaving an unrestricted General Fund balance at June 30, 1996 of approximately $406.1 million.

         Fiscal year 1997 ended with a positive General Fund balance of approximately $760.6 million. Along with additional reserves, $135 million was reserved in the Reserve for Repair and Renovation of State Facilities, in addition to a supplemental reserve of $39.3 million for repairs and renovations. An additional $49.4 million was transferred to the Clean Water Management Trust Fund and $115 million and $156 million were reserved in newly-created Disaster Relief and Intangible Tax Refund Reserves, respectively. No additional amounts were transferred to the Savings Reserve for the year. After additional reserves, the

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unrestricted General Fund balance at the end of fiscal year 1997 was approximately $319.9 million.


         The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. Based on a modified accrual basis, the General Fund balance at June 30, 1996 was $1,422.1 million. The foregoing results for fiscal year 1997 are based upon unaudited financial information supplied by the North Carolina General Assembly. Modified accrual basis results were not available as of the date this summary was prepared.

         On August 28, 1997, the North Carolina General Assembly adopted the biennium budget for 1997 to 1999. The $11.4 billion budget for fiscal year 1998 included a 7.6% increase in spending over the fiscal year 1997 budget. Highlights of the new budget included increased spending for education, with $181 million in funding for teacher pay raises averaging 6.5% and $92 million to implement the newly-enacted Excellent Schools Act, which raises teacher salaries to the national average over four years and requires teachers at low-performing schools to pass competency tests. Money was also reserved for schools that achieve or surpass academic goals, school technology funds, new school buses, staff development programs, community college job training programs, and other education purposes. The General Assembly also passed a welfare reform program, adopted a streamlined process for cleaning up brownfields for reuse as industrial and commercial sites, and cut the North Carolina sales tax on food by 1% beginning in 1998.

         The General Assembly adjusted downward the General Fund appropriation support for the continuation budgets by $425.4 million and $242.2 million in fiscal years 1998 and 1998, respectively, and authorized continuation funding of $10,439.4 million for fiscal year 1998 and $10,957.5 million for fiscal year 1999. The adjustments included reductions of expenditures resulting from supporting revenues sources being reclassified from tax and nontax revenues to departmental receipts, increases in departmental receipts and federal receipts, reductions of projected operating costs, and other efficiencies and savings. Increases of $798.7 million for fiscal year 1998 and $574.5 million for fiscal year 1999 were approved for operating budgets.

         The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal government's relationship with state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.


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         During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in July 1997, North Carolina ranked tenth among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in September 1997 to be 3.7% of the labor force, as compared with an unemployment rate of 4.9% nationwide.

         The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

         1. Swanson v. State of North Carolina and Patton v. State of North Carolina -- State Tax Refunds - Federal Retirees. In Davis v. Michigan (1989), the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

         Following Davis, federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members (Swanson). A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied prospectively and that the taxes collected from the federal retirees were thus not improperly collected. In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. The United States District Court ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals, which concurred with the lower court's ruling. The United States Supreme Court rejected an appeal, ruling that the lawsuit was a state matter, leaving the North Carolina Supreme Court's ruling in force. Despite these victories in court, the General Assembly in its 1996 Special Session adopted legislation allowing for a refund of taxes for federal retirees. Effective for tax years beginning on or after January 1, 1996, federal retirees are entitled to a North Carolina income tax credit for taxes paid on their pension benefits during tax years 1985 through 1988. In the alternative, a partial refund may be claimed in lieu of a credit for eligible taxpayers.


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         An additional lawsuit was filed in 1995 in State court by Federal pensioners to recover State income taxes paid on Federal retirement benefits (Patton). This case grew out of a claim by Federal pensioners in the original Federal court case in Swanson. In the new lawsuit, the plaintiffs allege that when the State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and Federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis. The lawsuit seeks a refund of taxes paid by Federal retirees on Federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. Potential refunds exceed $300 million. This case has been suspended pending final judgment in Bailey (discussed below), and no court date has been set. Should plaintiffs previal in Bailey, such a result, the Federal retirees allege, would re-establish the disparity of treatment between State and Federal pension income which was held unconstitutional in Davis. The North Carolina Attorney General believes that sound legal authority and arguments support the denial of this claim. Potential refunds and interest are estimated to be $585.09 million for the period thorugh fiscal year 1997. Until this matter is resolved, any additoinal potential refunds and interest will continue to accrue.

         2. Bailey v. State of North Carolina -- State Tax Refunds - State Retirees. State and local governmental retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions.

         On May 31, 1995 the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. An appeal from this order is pending in the North Carolina Supreme Court.

         Potential refunds and interest are estimated to be $287.56 million for the period thorugh fiscal year 1997. Until this matter is resolved, any additional potential refunds and interest will continue to accrue. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the merits.

         In its 1996 Short Session, the North Carolina General Assembly approved additional North Carolina general obligation bonds in the amount of $950 million for highways and

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$1.8 billion for schools. These bonds were approved by the voters of the State in November, 1996. In March 1997, North Carolina issued $450 million of the authorized school bonds (Public School Building Bonds). In November 1997, North Carolina issued $250 million of the authorized highway bonds (Highway Bonds). The offering of the remaining $2.05 billion of these authorized bonds is anticipated to occur over the next two-five years.

         Currently, Moody's Investors Service, Inc., Standard & Poor's Ratings Group, and Fitch Investors Service, Inc. rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively. See the Appendix to this Statement of Additional Information.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN SOUTH CAROLINA TAX-EXEMPT OBLIGATIONS
         The concentration of investments in South Carolina Tax-Exempt Obligations by the South Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of South Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the South Carolina Fund and it portfolio securities. This section briefly describes current economic trends in South Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of South Carolina Tax-Exempt Obligations and other sources that are generally available to investors. The Group has not independently verified this information.

         The South Carolina Constitution requires the General Assembly to provide a balanced budget and requires that if a deficit arises, such deficit must be provided for in the succeeding fiscal year. The State Constitution also provides that the State Budget and Control Board may, if a deficit appears likely, effect such reductions in appropriations as may be necessary to prevent a deficit. In the November 1984 general election the electorate approved a constitutional amendment providing that annual increases in State appropriations may not exceed the average growth rate of the economy of the State and that the annual increases in the number of State employees may not exceed the average growth of the population of the State. The State Constitution also establishes a General Reserve Fund to be maintained in an amount equal to 4% of General Fund revenue for the latest fiscal year. Despite the efforts of the State Budget and Control Board, deficits were experienced in the fiscal years ending June 30, 1981, 1982, 1985 and 1986. All such deficits have been funded out of the General Reserve Fund. For the fiscal years ending June 30, 1983 and 1984, the State had cash surpluses.

         In the November 1988 general election the electorate approved a constitutional amendment reducing from 4% to 3% the amount of General Fund revenue which must be kept in the General Reserve Fund and removing the provisions requiring a special vote to adjust this percentage. The amendment also created a Capital Reserve Fund equal to 2% of General Fund revenue. Before March 1 of each year, the Capital Reserve Fund must be used to offset mid-year budget reductions before mandating cuts in operating appropriations, and after March 1, the Capital Reserve Fund may be appropriated by a special vote in separate legislation by

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the General Assembly to finance in cash previously authorized capital improvement bond projects, retire bond principal or interest on bonds previously issued, and for capital improvements or other nonrecurring purposes which must be ranked in order of priority of expenditure. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item which has been reduced due to application of the monies to year-end deficit, must go back to the General Fund.

         For the fiscal year ended June 30, 1989, the State had a surplus of $129,788,135. At June 30, 1989, the balance in the General Fund was $87,999,428.

         Because of anticipated revenue shortfalls for the fiscal year 1989-1990, the State Budget and Control Board committed $42.4 million of the $58.7 million Capital Reserve Fund in April 1990. Lack of sufficient funding at year-end resulted in an additional use of $4.5 million from the Capital Reserve Fund. After the above reductions, the State had a fiscal year 1989-90 surplus of $13,159,892 which was used to fund supplemental appropriations at $1,325,000 and the Capital Reserve Fund at $11,834,892. At June 30, 1990, the balance in the General Reserve Fund was $94,114,351.

         During fiscal year 1990-1991, the State Budget and Control Board approved mid-year budget changes in November 1990 and again in February 1991, to offset lower revenue estimates. Those changes included committing the Capital Reserve Fund appropriation and reducing agency appropriations in an additional amount necessary to offset (together with automatic expenditure reductions that are tied to revenue levels) what would otherwise be a projected deficit of approximately $132.6 million. In May 1991, the Budget and Control Board, responding to April revenue figures and unofficial estimates indicating an additional shortfall of $30 to $50 million, ordered an immediate freeze on all personnel activities, from hiring to promotions; a freeze on purchasing, with limited exceptions; and an indefinite halt to new contracts and contract renewals. The Board also asked the General Assembly for the power to furlough government workers periodically during the next fiscal year.

         In the past, the State's budgetary accounting principles allowed revenue to be recorded only when the State received the related cash. On July 30, 1991, the Budget and Control Board approved a change in this principle for sales tax revenue beginning with the fiscal year ended June 30, 1991. The Board's resolution requires that sales taxes collected by merchants in June and received by the State in July be reported as revenue in June rather than in July. This change resulted in a $5.2 million decrease in reported 1990-1991 sales tax revenue and a one-time $83.1 million addition to fund balance. The one-time adjustment increases the Fund balance to the level it would be if the new principle had been in effect in years before 1990-1991. Following such action, the year-end balance in the General Reserve Fund was $33.4 million.

         On July 26, 1991, the Board of Economic Advisors advised the Budget and Control Board that it projected a revenue shortfall of $148 million for the fiscal year 1991-1992 budget

                                      B-36

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of $3.581 billion. In response, the Budget and Control Board eliminated the 2%
Capital Reserve Fund appropriation of $65.9 million and reduced other expenditures across the board by 3%. On February 10, 1992, the Board of Economic Advisers advised the Budget and Control Board that it had revised its estimate of revenues for the current fiscal year downward by an additional $55 million. At its February 11, 1992 meeting, the Budget and Control Board responded by imposing an additional 1% across the board reduction of expenditures (except with respect to approximately $10 million for certain agencies). At its February 13, 1992 meeting, the Budget and Control Board restored a portion of the 1% reduction to four education-related agencies totaling approximately $5.7 million. These expenditure reduction measures, when coupled with revenue increases projected by the Budget and Control Board, resulted in an estimated balance of approximately $1.4 million in the General Fund for the fiscal year 1991-1992. Despite such actions, expenditures exceeded revenues by $38.2 million and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

         On August 22, 1992, the Budget and Control Board adopted a plan to reduce appropriations under the 1992 Appropriations Act because of revenue shortfall projections of approximately $200 million for the 1992-1993 fiscal year. These reductions were based on the rate of growth in each agency's budget over the past year. On September 15, 1992, the Supreme Court of South Carolina enjoined the Budget and Control Board from implementing its proposed plan for budget reductions on the grounds that the Board had authority to make budget reductions only across the board based on total appropriations. In response to this decision, the Board instituted a 4% across the board reduction. On November 10, 1992, the Budget and Control Board permanently reduced the $88.1 million in appropriations which were set aside on September 15, 1992. This action along with improved actual revenue collections created a budgetary surplus of approximately $101 million.

         The State had budgetary surpluses for the fiscal years ended June 30, 1994 ($217.48 million), 1995 ($392.68 million) and 1996 ($316.7 million).
During those fiscal years, the General Assembly authorized supplemental appropriations contingent upon the existence of sufficient year-end surpluses ($165.2 million in 1993-94, $227.1 million in 1994-95 and $324.0 million in
1995-96). However, in Fiscal Year ended June 30, 1996, the actual surplus fell short of projections and $87.8 million of supplemental appropriations could not be funded. In Fiscal Years when the actual surpluses exceeded the supplemental appropriations, the surplus funds were applied to (i) fund items appropriated from Capital Reserve monies, (ii) maintain full funding of the General Reserve;
(iii) property tax relief; and (iv) such other purposes as directed by the General Assembly.

         The State of South Carolina has not defaulted on its bonded debt since 1879, as noted above. However, the State did experience certain budgeting difficulties over several recent fiscal years through June 30, 1993, resulting in mid-year cutbacks in funding of state agencies in those years. Such difficulties have not to date impacted on the State's ability to pay its indebtedness but did result in Standard & Poor's Rating Service lowering its rating on South

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Carolina general obligation bonds from AAA to AA+ on January 29, 1993. South
Carolina's general obligation bonds are rated Aaa by Moody's Investor Services, Inc. In addition, with the State's economy improving since January 1993, the State regained its AAA rating from Standard & Poor's Rating Service on July 9, 1996. Such ratings apply only to the general obligation bonded indebtedness of the State, and do not apply to bonds issued by political subdivisions or to revenue bonds not backed by the full faith and credit of the State. There can be no assurance that the economic conditions on which the above ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

         South Carolina is primarily a manufacturing state. In 1996, 21.8% of all jobs in the State were in the manufacturing industry, compared to 15.3% nationally. While the textile industry is still the major industrial employer in the State, since 1950 the State's economy has undergone a gradual transition. The economic base of the State has diversified as the trade and service sectors developed and with the added development of the durable goods manufacturing industries.

         Personal income in South Carolina grew four and seven-tenths percent (4.7%) during 1996 compared to income growth of five and four-tenths percent (5.4%) nationwide and five and six-tenths percent (5.6%) in the Southeast. Over the last five (5) years (1991-1996) personal income in South Carolina rose at a compounded annual rate of six and one-tenth percent (6.1%), falling short of the annual income growth for the Southeast region, at six and eight tenths percent (6.80%), and outpacing the five and nine tenths percent (5.90%) growth in the United States in the same period.

         Through May 1997, the State's economy has added 23,500 jobs compared to 31,800 jobs in the same period in 1996, employment in the State increased one and four-tenths percent (1.4%) while the rate of employment growth in the United States was two and one-tenth percent (2.1%). Except for January and February when the unemployment rates in the State were lower than the national rates, monthly unemployment rates in the State were above national rates during 1996. The unemployment rate for May 1997, the latest month available for South Carolina was the same as the nation's rate at four and eight-tenths percent (4.8%).

SPECIAL FACTORS AFFECTING THE SOUTH CAROLINA TAX-EXEMPT SERIES

         The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose which is also a corporate purpose of the applicable political subdivision.

         Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made. Under Article X of the Constitution of the State of South Carolina, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of all taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, shall be applied to the bonded debt. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds.

         Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.


                     MANAGEMENT OF BB&T MUTUAL FUNDS GROUP

Officers

         The officers of each Fund of the Group, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                        Position(s) Held      Principal Occupation
Name and Address        With the Group        During the Past 5 Years
----------------        --------------        -----------------------

George R. Landreth      Treasurer             From December, 1992 to present,
                                              employee of BISYS Fund Services;
                                              from July, 1991 to December, 1992,
                                              employee of PNC Financial Corp.;
                                              from October, 1984 to July, 1991,
                                              employee of The Central Trust
                                              Co., N.A.

Richard B. Ille         President and         From July 1990 to present,
                        Secretary             employee of BISYS Fund Services;
                                              from May 1989 to July 1990,
                                              employee of BISYS Fund Services
                                              Ohio, Inc.

Alaina V. Metz          Assistant Secretary   From June 1995 to present,
                                              employee, BISYS Fund Services;
                                              from May 1989 - June 1995,
                                              Supervisor, Mutual Fund Legal
                                              Department, Alliance Capital
                                              Management.

Steven G. Mintos        Vice President        From January, 1987 to present,
                                              employee and Limited Partner of
                                              BISYS Fund Services; from 1988
                                              to present, Vice President of
                                              BISYS Fund Services Ohio, Inc.,
                                              in 1986, Vice President of BISYS
                                              Fund Services Ohio, Inc.

D'Ray Moore             Assistant Secretary   From February, 1990 to present,
                                              employee of BISYS Fund Services.

Carl Juckett            Vice President        From July, 1994 to present,
                                              employee of BISYS Fund Services;
                                              from January, 1989 to July, 1994,
                                              manager, Broker/Dealer and
                                              Investment Accounting Systems,
                                              Huntington Bank.

Dana Gentile            Vice President        From 1987 to present, employee of
                                              BISYS Fund Services

         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Group for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Group for acting as Transfer Agent and for providing fund accounting services to the Group.


                              COMPENSATION TABLE (1)

                            Aggregate           Pension or                   Estimated          Total
                            Compensation        Retirement Benefits          Annual             Compensation
Name of Person,             from the            Accrued As Part              Benefits Upon      from the Group
Position                    Group               of Fund Expenses             Retirement         Paid to Trustee
--------                    -----               ----------------             ----------         ---------------
Walter B. Grimm             None                None                         None               None
Chairman of the Board

W. Ray Long                 None                None                         None               None
Trustee


William E. Graham           $7,500              None                         None               $7,500
Trustee

Thomas W. Lambeth           $7,500              None                         None               $7,500
Trustee

Robert W. Stewart           $7,500              None                         None               $7,500
Trustee

J. David Huber(2)           None                None                         None               None
Chairman of the Board

Sean M. Kelly(2)            None                None                         None               None
Chairman of the Board


(1) Figures are for the Funds' fiscal year ended September 30, 1997. The Group includes fourteen separate series.

(2) Mr. Huber resigned from the Board on February 7, 1997 and Mr. Kelly resigned from the Board on March 30, 1997.


Investment Adviser

         Investment advisory and management services are provided to each Fund of the Group by BB&T pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated October 1, 1992.

         The Advisory Agreement provides that BB&T shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BB&T in the performance of its duties, or from reckless disregard by BB&T of its duties and obligations thereunder.

         Unless sooner terminated, the Advisory Agreement will continue in effect until September 30, 1998 as to each of the Funds and from year to year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of the holders of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Advisory Agreement is terminable as to a particular Fund at any time upon 60 days written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of that Fund, or by BB&T. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         For the fiscal year ended September 30, 1997, the Funds paid the following investment advisory fees to BB&T: U.S. Treasury Fund: $940,705 (which was $0 less than the maximum amount of advisory fees, if charged); Short-Intermediate U.S. Government Fund: $562,927 (which was $94,368 less than the maximum amount of advisory fees, if charged); Intermediate U.S. Government
Fund: $812,351 (which was $135,725 less than the maximum amount of advisory fees, if charged); Growth and Income Stock Fund: $2,147,800 (which was $698,408 less than the maximum amount of advisory fees, if charged); North Carolina Tax-Free Fund: $363,548 (which was $61,045 less than the maximum amount of advisory fees, if charged); Balanced Fund: $707,060 (which was $229,694 less than the maximum amount of advisory fees, if charged); International Equity
Fund: $326,911 (from commencement of operations on January 2, 1997) (which was $6,794 less than the maximum amount of advisory fees, if charged); and Small Company Growth Fund: $551,965 (which was $0 less than the maximum amount of advisory fees, if charged). The Funds of Funds, the South Carolina Fund, the Large Company Growth Fund, and the Prime Money Market Fund had not commenced operations as of September 30, 1997.

         For the fiscal year ended September 30, 1996, the Funds paid the following investment advisory fees to BB&T: U.S. Treasury Fund: $731,113; Short-Intermediate U.S. Government Fund: $288,263 (which is $57,944 less than the maximum amount of advisory fees, if charged); Intermediate U.S. Government
Fund: $531,655 (which is $106,977 less than the maximum amount of advisory fees, if charged); Growth and Income Stock Fund $1,005,731 (which is $484,272 less than the maximum amount of advisory fees, if charged); North Carolina Tax-Free Fund: $179,367 (which is $35,889 less than the maximum amount of advisory fees, if charged); Balanced Fund: $371,267 (which is $178,695 less than the maximum amount of advisory fees, if charged) and Small Company Growth
Fund: $307,915 (which is $796 less than the maximum amount of advisory fees, if charged). The Funds of Funds, the International Equity Fund, the South Carolina Fund, the Large Company Growth Fund, and the Prime Money Market Fund had not commenced operations as of September 30, 1996.

         For the fiscal year ended September 30, 1995, the Funds paid the following investment advisory fees to BB&T: U.S. Treasury Fund: $388,183 (which is $21,654 less than the maximum amount of advisory fees, if charged); Short-Intermediate Fund: $228,774 (which is $74,712 less than the maximum amount of advisory fees, if charged); Intermediate Bond Fund: $353,884 (which is $116,052 less than the maximum amount of advisory fees, if charged); Growth and Income Fund $530,197 (which is $328,103 less than the maximum amount of advisory fees, if charged); North Carolina Fund: $170,331 (which is $56,780 less than the maximum amount of advisory fees, if charged); and Balanced Fund:
$224,803 (which is $144,035 less than the maximum amount of advisory fees, if charged). For the period from commencement of operations, December 7, 1994, to September 30, 1995 the Small Company Growth Fund paid $67,765 in investment advisory fees to BB&T (which is $497 less than the maximum amount of advisory fees, if charged). The Funds of Funds, the

International Equity Fund, the South Carolina Fund, the Large Company Growth Fund, and the Prime Money Market Fund had not commenced operations as of September 30, 1995.



Investment Sub-Advisers

         Investment sub-advisory and management services are provided to the Small Company Growth Fund by PNC Equity Advisors Company ("PEAC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of February 13, 1997 between BB&T and PEAC.

         The Sub-Advisory Agreement provides that PEAC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of such Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of PEAC in the performance of its duties, or from reckless disregard by PEAC of its duties and obligations thereunder.

         Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until September 30, 1998 and thereafter will continue from year to year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or, on 60 days' written notice, by PEAC or by BB&T. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-advisory fees payable to PEAC are borne exclusively by BB&T as investment adviser to the Small Company Growth Fund.


         For the fiscal year ended September 30, 1997, BB&T paid PEAC and PNC Bank (the former Sub-Adviser to the Small Company Growth Fund) $147,867 and $124,980, respectively, for sub-advisory services to the Small Company Growth Fund. For the fiscal year ended September 30, 1996 and for the period from commencement of operations, December 7, 1994, to September 30, 1995, BB&T paid $154,356 and $34,132, respectively, in investment sub-advisory fees to PNC Bank.

         Investment sub-advisory and management services are provided to the International Equity Fund by CastleInternational Asset Management Limited ("CastleInternational"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of January 2, 1997 between BB&T and CastleInternational.

         Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until December 31, 1998 and thereafter will continue from year to year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, on 60 days' written notice by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, by CastleInternational, or by BB&T. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-advisory fees payable to CastleInternational are borne exclusively by BB&T as Investment Adviser to the International Equity Fund. For the fiscal year ended September 30, 1997, BB&T paid CastleInternational $163,456 for the period commencing January 2, 1997 for sub-advisory services to the International Equity Fund.

         Investment sub-advisory and management services are provided to the Prime Money Market Fund by PNC Institutional Management Corporation ("PIMC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to a Sub-Advisory Agreement ("Sub- Advisory Agreement") dated as of April 30, 1997 between BB&T and PIMC.

         Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until September, 1998 and thereafter will continue from year to year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days' written notice by PIMC or by BB&T. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-advisory fees payable to PIMC are borne exclusively by BB&T as Investment Adviser to the Prime Money Market Fund. No such fees were paid in the fiscal year ended September 30, 1997 because the Prime Money Market Fund had not commenced operations during that year.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Group may include descriptions of each investment sub-adviser including, but not limited to, (i) descriptions of the sub-adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the sub-adviser's operations.

Portfolio Transactions

         Pursuant to the Advisory Agreement, BB&T and each Sub-Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund,

Large Company Growth Fund, Small Company Growth Fund, and the Funds of Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While BB&T and each Sub-Adviser generally seek competitive spreads or commissions, the Group may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         During the fiscal year ended September 30, 1997, the Growth and Income Fund paid aggregate brokerage commissions in the amount of $151,013. During the fiscal year ended September 30, 1997, BB&T directed brokerage transactions for the Growth and Income Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $106,698,201; aggregate commissions: $142,060.

         During the fiscal year ended September 30, 1997, the Balanced Fund paid aggregate brokerage commissions in the amount of $42,859. During the fiscal year ended September 30, 1997, BB&T directed brokerage transactions for the Balanced Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $29,962,265; aggregate commissions: $41,873.

         During the fiscal year ended September 30, 1997, the Small Company Growth Fund paid aggregate brokerage commissions in the amount of $40,983.

         During the fiscal year ended September 30, 1996, the Growth and Income Fund paid aggregate brokerage commissions in the amount of $173,857. During the fiscal year ended September 30, 1996, BB&T directed brokerage transactions for the Growth and Income Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $77,196,850; aggregate commissions: $145,882.

         During the fiscal year ended September 30, 1996, the Balanced Fund paid aggregate brokerage commissions in the amount of $39,945. During the fiscal year ended September 30, 1996, BB&T directed brokerage transactions for the Balanced Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $20,263,088; aggregate commissions: $6,614.

         During the fiscal year ended September 30, 1996, the Small Company Growth Fund paid aggregate brokerage commissions in the amount of $18,046.

         Allocation of transactions, including their frequency, to various dealers is determined by BB&T and each Sub-Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The major consideration in allocating brokerage business is the assurance that the best execution is being received on all transactions effected for all accounts. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by BB&T and each Sub-Adviser and does not reduce the advisory fees payable to BB&T or each Sub-Adviser. Such information may be useful to BB&T or each Sub-Adviser in serving both the Group and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BB&T or each Sub-Adviser in carrying out its obligations to the Group.

         Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable rules and regulations, neither BB&T nor the Sub-Advisers will execute portfolio transactions on behalf of the Funds through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with BB&T, a Sub-Adviser, BISYS Fund Services, or their affiliates, and will not give preference to BB&T's or PNC Bank's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund of the Group are made independently from those for the other Funds or any other investment company or account managed by BB&T or any Sub-Adviser. Any such other investment company or account may also invest in the same securities as the Group. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund of the Group, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which BB&T or the Sub-Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, BB&T or the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement and the Sub-Advisory Agreements, in making investment recommendations for the Group, BB&T or the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of BB&T or a Sub-Adviser or their parents, subsidiaries, or affiliates, and, in dealing with their customers, BB&T or a Sub-Adviser and their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Group.

Glass-Steagall Act

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         BB&T and PNC Bank Corp. subsidiaries, PEAC, PIMC, and CastleInternational, believe that they possess the legal authority to perform the services for each Fund contemplated by the Advisory Agreement and Sub-Advisory Agreements and described in the Prospectuses and this Statement of Additional Information and has so represented in the Advisory Agreement and Sub-Advisory Agreements. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict BB&T or PNC Bank from continuing to perform such services for the Group. Depending upon the nature of any changes in the services which could be provided by BB&T or PNC Bank Corp.'s subsidiaries, the Board of Trustees of the Group would review the Group's relationship with BB&T and the Sub-Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BB&T or any Sub-Adviser or their affiliated and correspondent banks (the "Banks") in connection with Customer's purchases of Shares of the Group, the Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per Share or result in financial losses to any Customer.

Manager and Administrator

         BISYS serves as administrator (the "Administrator") to each Fund pursuant to the Management and Administration Agreement dated as of October 1, 1992, as amended (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by BB&T under the Advisory Agreement and PEAC, CastleInternational, and PIMC under the Sub-Advisory Agreements, those performed by Star Bank, N.A. and Bank of New York under their custodial services agreements with the Group and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and shareholder service and fund accounting agreements with the Group). The Administrator is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to monitor the net asset value of the U.S. Treasury Fund and the Prime Money Market Fund, to maintain office facilities for the Group, to maintain the Group's financial accounts and records, and to furnish the Group statistical and research data and certain bookkeeping services, and certain other services required by the Group. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Group's operations (other than those performed by BB&T under the Advisory Agreement and PEAC, CastleInternational and PIMC under the Sub-Advisory Agreements, those by Star Bank, N.A. and Bank of New York under its custodial services agreements with the Group and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and shareholder service and fund accounting agreements with the Group). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund equal to the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (.20%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Group and the Administrator. A fee agreed to in writing from time to time by the Group and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.

         For the fiscal years ended September 30, 1995, September 30, 1996, and September 30, 1997 each of the Funds paid the following administration fees to the Administrator: U.S. Treasury Fund: $204,919, $365,557, and $470,355, respectively;

Short-Intermediate Fund: $101,143, $115,305, and $187,425, respectively; Intermediate Bond Fund: $156,602, $212,620, and $270,652, respectively; Growth and Income Fund: $231,669 (which is $282 less than the maximum amount of administration fees, if charged), $402,293, and $579,761, respectively; North Carolina Fund: $56,787 (which is $18,917 less than the maximum amount of administration fees, if charged), $53,810 (which is $17,942 less than the maximum amount of administration fees, if charged), and $121,183, respectively; and Balanced Fund: $99,630, $148,506, and $190,947, respectively. For the period from commencement of operations to September 30, 1995 and for the fiscal years ended September 30, 1996 and September 30, 1997, the Small Company Growth Fund paid $13,553 in administration fees to the Administrator (which is $95 less than the maximum amount of administration fees, if charged), $61,583, and $110,393, respectively. For the period from commencement of operations to September 30, 1997, the International Equity Fund paid $64,023 in administrative fees to the Administrator. As of September 30, 1997, the Funds of Funds, the South Carolina Fund, the Large Company Growth Fund, and the Prime Money Market Fund had not yet commenced operations and therefore paid no administration fees for any of the above-mentioned periods.

         The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), will continue until September 30, 2002. Thereafter, the Administration Agreement shall be renewed automatically for successive five year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Group in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor

         BISYS serves as distributor to each Fund of the Group pursuant to a Distribution Agreement dated October 1, 1993, (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to such Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         No compensation is paid to the Distributor under the Distribution Agreement. However, the Distributor is entitled to receive payments under the Distribution and Shareholder Services Plan, dated October 1, 1992, as restated February 7, 1997 (the "Distribution Plan"). The fee of .50% of average daily net assets of Class A Shares of each Fund (which has been voluntarily reduced to .25%) and the fee of 1.00% of average daily net assets of Class B Shares of each Fund payable under the Distribution Plan, to which Class A and Class B Shares of each Fund of the Group are subject, is described in the Class A and Class B Prospectus.

         For the fiscal year ended September 30, 1997, each of the Funds paid the following fees under the Distribution Plan for Class A Shares: U.S. Treasury Fund: $144,941 (which was $86,964 less than the maximum amount of fees under the Distribution Plan, if charged); Short-Intermediate Fund: $28,875 (which was $14,429 less than the maximum amount of fees under the Distribution Plan, if charged); Intermediate Bond Fund: $21,620 (which was $10,814 less than the maximum amount of fees under the Distribution Plan, if charged); Growth and Income Stock Fund: $133,421 (which was $66,820 less than the maximum amount of fees under the Distribution Plan, if charged); North Carolina Fund: $46,373 (which was $32,462 less than the maximum amount of fees under the Distribution Plan, if charged); Balanced Fund: $73,186 (which was $36,624 less than the maximum amount of fees under the Distribution Plan, if charged); the Small Company Growth Fund: $44,868 (which was $22,470 less than the maximum amount of fees under the Distribution Plan, if charged); and International Equity Fund:
(from the commencement of operations on January 2, 1997): $1,280 (which was $759 less than the maximum amount of fees under the Distribution Plan, if charged).

         For the fiscal year ended September 30, 1997, each of the Funds paid the following fees under the Distribution Plan for Class B Share: U.S. Treasury
Fund: $15,309; Intermediate U.S. Government Fund: $4,950; Growth and Income Stock Fund: $91,332; Balanced Fund: $42,116; Small Company Growth Fund:
$53,561; and International Equity Fund (from commencement of operations on January 2, 1997): $3,807.

         The Distribution Plan was initially approved on August 18, 1992 by the Fund's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). An Amended and Re-Executed Distribution Plan was approved on February 7, 1997. The Distribution Plan provides for fees only upon the Class A and Class B Shares of each Fund.

         On October 1, 1993, The Winsbury Company (now known as BISYS Fund Services) and its affiliated companies, including The Winsbury Service Corporation (now known as BISYS Fund Services Ohio, Inc.), were acquired by the BISYS Group, Inc., a publicly held company which is a provider of information processing, loan servicing and 401(k) administration and record-keeping services to and through banking and other financial organizations.

         The Distribution Agreement is the successor to the previous distribution agreement, which terminated automatically by its terms upon consummation of the acquisition of Winsbury by The BISYS Group, Inc. The Distribution Agreement was unanimously approved by the Board of Trustees of the Group, and is materially identical to the terminated distribution agreement.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A or Class B Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund's Class A and Class B Shares. The Group's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

Custodian

         Star Bank, N.A. serves as the Group's Custodian. Bank of New York serves as the International Equity Fund's Custodian.

Transfer Agent and Fund Accounting Services

         BISYS Fund Services Ohio, Inc. serves as transfer agent to each Fund of the Group pursuant to a Transfer Agency Agreement with the Group.

         BISYS Fund Services Ohio, Inc. also provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with the Group. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. receives a fee from each Fund at the annual rate of .03% of such Fund's average daily net assets, subject to a minimum annual fee.

Independent Auditors

         KPMG Peat Marwick LLP ("KPMG") has been selected as independent auditors. KPMG's address is Two Nationwide Plaza, Suite 1600, Columbus, Ohio 43215.

Legal Counsel

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005 are counsel to the Group.

                            PERFORMANCE INFORMATION

Yields of the Money Market Funds

         As summarized in the Prospectuses of the U.S. Treasury Fund and the Prime Money Market Fund under the heading "Performance Information," the "yield" of the U.S. Treasury Fund and the Prime Money Market Fund for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

         The yield and effective yield of each Money Market Fund will vary in response to fluctuations in interest rates and in the expenses of each Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

         With respect to Class A Shares, for the seven-day period ended September 30, 1997, the yield and effective yield of the U.S. Treasury Fund calculated as described above was 4.45% and 4.67%, respectively. With respect to Trust Shares, for the seven-day period ended September 30, 1997, the yield and effective yield of the U.S. Treasury Fund calculated as described above was 4.65% and 4.88%, respectively. With respect to the Class B Shares, for the seven-day period ended September 30, 1997, the yield and effective yield of the U.S. Treasury Fund calculated as described above was 3.67% and 3.84%.

Yields of the Other Funds of the Group

         As summarized in the Prospectuses under the heading "Performance Information," yields of the Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund,

Small Company Growth Fund, International Equity Fund, and the Funds of Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period, according to the following formula:

                                       a-b
                   30-Day Yield = 2[( ----- +1)6-1]
                                        cd

         In the above formula, "a" represents dividends and interest earned by a particular class during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.

         Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each Fund.

         The North Carolina and South Carolina Funds may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of the North Carolina and South Carolina Funds' yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the North Carolina and South Carolina Funds is computed by dividing that portion of the effective yield of the North Carolina and South Carolina Funds which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         With respect to Class A Shares, for the 30-day period ended September 30, 1997, the yields of the Funds were as follows: Short-Intermediate Fund -- 4.99% (with maximum sales load) and 5.09% (with no sales load); Intermediate Bond -- 5.05% (with maximum sales load) and 5.29% (with no sales load); North Carolina Fund -- 3.38% (with maximum sales load) and 3.45% (with no sales load); and Balanced Fund -- 2.90% (with maximum sales load) and 3.04% (with no sales load). With respect to Class A Shares, the tax-equivalent yield for the

North Carolina Fund for the same period was 4.80% (with maximum sales load) and 5.03% (with no sales load).

         With respect to Class B Shares for the 30-day period ended September 30, 1997, the yields of the Funds were as follows: Intermediate Bond -- 4.54% and Balanced Fund -- 2.29%.

         With respect to Trust Shares, for the 30-day period ended September 30, 1997, the yields of each of the Funds (with no sales load) were as follows:
Short-Intermediate Fund -- 5.34%; Intermediate Bond Fund -- 5.54%; North Carolina Fund -- 3.60%; and Balanced Fund -- 3.28%. With respect to Trust Shares, the tax-rate yield for the North Carolina Fund for the same period was 5.96%.

         Yield information has not been provided for the Funds of Funds, the South Carolina Fund and the Large Company Growth Fund since those Funds had not commenced operations as of September 30, 1997.

         Investors in the Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, International Equity Fund, and Funds of Funds, are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary.

Calculation of Total Return

         Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         With respect to Class A Shares, for the one-year period ended September 30, 1997, average annual total returns (with maximum sales load) for the Short-Intermediate, Intermediate Bond, Growth and Income, North Carolina Tax-Free, Balanced, and Small Company Growth Funds were 3.93%, 3.11%, 31.15%, 4.11%, 16.31% and 5.92%, respectively. For the same period, average annual total returns (without sales load) for the

Short-Intermediate, Intermediate Bond, Growth and Income, North Carolina Tax-Free, U.S. Treasury, Balanced, and Small Company Growth Funds were 6.07%, 7.93%, 37.80%, 6.28%, 4.50%, 21.76% and 10.90%, respectively.

         With respect to Trust Shares, for the one-year period ended September 30, 1997, average annual total return for the Short-Intermediate, Intermediate Bond, Growth and Income, North Carolina, U.S. Treasury, Balanced and Small Company Growth Funds were 6.33%, 8.20%, 38.13%, 6.43%, 4.71%, 22.11% and
11.17%, respectively. The Funds of Funds, the South Carolina Fund and the Large Company Growth Fund had not commenced operations as of September 30, 1997.

         With respect to Class B Shares, for the one-year period ended September 30, 1997, average annual total returns (with maximum sales load) for the Intermediate Bond, Growth and Income, Balanced, Small Company Growth and U.S. Treasury Funds were 3.14%, 32.70%, 16.90%, 6.16%, and -.33% respectively. For the same period, average annual total returns (without sales load) for the Intermediate Bond, Growth and Income, U.S. Treasury, Balanced and Small Company Growth Funds were 7.14%, 36.70%, 3.67%, 20.90% and 10.16%, respectively.

         With respect to Class A Shares, for the period since commencement of operations of each of the Funds through September 30, 1997, average annual total returns (with maximum sales load) for the Short-Intermediate, Intermediate Bond, Growth and Income, North Carolina, Balanced, Small Company Growth and International Equity Funds were 4.64%, 4.84%, 18.16%, 3.92%, 11.30%, 32.92%, and 7.78% respectively. For the same period, average annual total returns (without sales load) for the Short-Intermediate, Intermediate Bond, Growth and Income, North Carolina, U.S. Treasury, Balanced, Small Company Growth and International Equity Funds were 5.07%, 5.80%, 19.26%, 4.34%, 3.83%, 12.51%, 35.10% and 12.84%, respectively.

         With respect to Trust Shares, for the period since commencement of operations of each of the Funds through September 30, 1997, average annual total return for the Short-Intermediate, Intermediate Bond, Growth and Income, North Carolina, U.S. Treasury, Balanced and Small Company Growth Funds were 5.32%, 6.06%, 19.56%, 4.46%, 4.05%, 12.73% and 35.49%, respectively. The Funds of Funds, the South Carolina Fund and the Large Company Growth Fund had not commenced operations as of September 30, 1997.

         With respect to Class B Shares, for the period since commencement of operations of each of the Funds through September 30, 1997, average annual total returns (with maximum sales load) for the Intermediate Bond, Growth and Income, U.S. Treasury, Balanced, Small Company Growth and International Equity Funds were .35%, 25.68%, 1.31%, 12.97%, 24.76%, and 7.51% respectively. For the same period, average annual total returns (without sales load) for the Intermediate Bond, Growth and Income, U.S. Treasury, Balanced, Small Company Growth and International Equity Funds were 2.54%, 27.60%, 3.56%, 15.04%, 26.69%, and 12.51% respectively.

         The yields, effective yields, tax-equivalent yields, tax-equivalent effective yields, and total return set forth above were calculated for each class of each Fund's Shares. No yield information is available for the Funds of Funds, the South Carolina Fund or the Large Company Growth Fund, which had not commenced operations as of the date of this Statement of Additional Information.

         At any time in the future, yields and total return may be higher or lower than past yields, there can be no assurance that any historical results will continue.

Performance Comparisons

         Yield and Total Return. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may from time to time be included in advertisements.

         From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Group, (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Funds may also include in these communications calculations, such as hypothetical compounding examples, that describe hypothetical investment results, such performance examples will be based on an express set of assumptions and are not indicative of performance of any of the Funds.

         Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

         The Morgan Stanley Capital International Europe, Australia and the Far East Index ("EAFE") is an index composed of a sample of companies representative of the market structure of twenty European and Pacific Basin countries. The Index represents the evolution of an unmanaged portfolio consisting of a stratified sampling of all listed stocks.

         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

         The Lehman Brothers Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating organization ("NRSRO").

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by BB&T or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to Customers.

         In addition, with respect to the North Carolina and South Carolina Funds, the benefits of tax-free investments may be communicated in advertisements or communications to shareholders. For example, the table below presents the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 3.00% to 5.50%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the North Carolina and South Carolina Funds, which may be higher or lower than those shown.

The rates shown in the table below are subject to adjustment for the Internal Revenue Service inflation indexation. Investors should consult their tax advisers with specific reference to their own tax situation.

                  APPROXIMATE YIELD TABLE: NORTH CAROLINA FUND

-----------------------------------------------------------------------------------------------------------------------------------
SINGLE RETURN                            COMBINED
SAMPLE                      NORTH        FEDERAL AND
TAXABLE      FEDERAL       CAROLINA        N.C.                        ................... TAX-EXEMPT YIELDS .......................
INCOME       MARGINAL      MARGINAL      MARGINAL
(1997)       TAX RATE      TAX RATE      TAX RATE    3.00         3.50%         4.00%       4.50%         5.00%        5.50%
------
-----------------------------------------------------------------------------------------------------------------------------------
FROM
$0 TO
$12,750      15.00%        6.00%         20.10%      3.75%        4.38%         5.01%       5.63%         6.26%        6.88%

FROM
$12,751 TO
$24,650      15.00%        7.00%         20.95%      3.80%        4.43%         5.06%       5.69%         6.33%        6.96%

FROM
$24,651 TO
$59,750      28.00%        7.00%         33.04%      4.48%        5.23%         5.97%       6.72%         7.47%        8.21%

FROM
$59,751 TO
$60,000      31.00%        7.00%         35.83%      4.68%        5.45%         6.23%       7.01%         7.79%        8.57%

FROM
$60,001 TO
$124,650     31.00%        7.75%         36.35%      4.71%        5.50%         6.28%       7.07%         7.86%        8.64%

FROM
$124,651 TO
$271,050     36.00%        7.75%         40.96%      5.08%        5.93%         6.78%       7.62%         8.47%        9.32%

OVER
$271,050     39.60%        7.75%         44.28%      5.38%        6.28%         7.18%       8.08%         8.97%        9.87%


---------------------------------

 6.00%        6.50%         7.00%

---------------------------------


 7.51%        8.14%         8.76%



 7.59%        8.22%         8.86%



 8.96%        9.71%         10.45%



 9.35%       10.13%         10.91%



 9.43%       10.21%         11.00%



10.16%       11.01%         11.86%


10.77%       11.67%         12.56%


                  APPROXIMATE YIELD TABLE: NORTH CAROLINA FUND


-----------------------------------------------------------------------------------------------------------------------------------
MARRIED
FILING JOINTLY                           COMBINED
SAMPLE                      NORTH        FEDERAL AND
TAXABLE      FEDERAL       CAROLINA        N.C.                        ................... TAX-EXEMPT YIELDS ......................
INCOME       MARGINAL      MARGINAL      MARGINAL
(1997)       TAX RATE      TAX RATE      TAX RATE    3.00         3.50%         4.00%       4.50%         5.00%        5.50%
------
-----------------------------------------------------------------------------------------------------------------------------------
FROM
$0 TO
$21,250      15.00%        6.00%         20.10%      3.75%        4.38%         5.01%       5.63%         6.26%        6.88%

FROM
$21,251 TO
$41,200      15.00%        7.00%         20.95%      3.80%        4.43%         5.06%       5.69%         6.33%        6.96%

FROM
$41,201 TO
$99,600      28.00%        7.00%         33.04%      4.48%        5.23%         5.97%       6.72%         7.47%        8.21%

FROM
$99,601 TO
$100,000     31.00%        7.00%         35.83%      4.68%        5.45%         6.23%       7.01%         7.79%        8.57%

FROM
$100,001 TO
$151,750     31.00%        7.75%         36.35%      4.71%        5.50%         6.28%       7.07%         7.86%        8.64%

FROM
$151,751 TO
$271,050     36.00%        7.75%         40.96%      5.08%        5.93%         6.78%       7.62%         8.47%        9.32%

OVER
$271,050     39.60%        7.75%         44.28%      5.38%        6.28%         7.18%       8.08%         8.97%        9.87%


----------------------------------

  6.00%        6.50%         7.00%

----------------------------------


  7.51%        8.14%         8.76%



  7.59%        8.22%         8.86%



  8.96%        9.71%        10.45%



  9.35%       10.13%        10.91%



  9.43%       10.21%        11.00%



 10.16%       11.01%        11.86%


 10.77%       11.67%        12.56%


                  APPROXIMATE YIELD TABLE: SOUTH CAROLINA FUND

-----------------------------------------------------------------------------------------------------------------------------------
SINGLE RETURN                            COMBINED
SAMPLE                     SOUTH         FEDERAL AND
TAXABLE      FEDERAL        CAROLINA      S.C.                         ................... TAX-EXEMPT YIELDS ......................
INCOME       MARGINAL      MARGINAL      MARGINAL
(1997)       TAX RATE      TAX RATE      TAX RATE    3.00         3.50%         4.00%       4.50%         5.00%        5.50%
------
-----------------------------------------------------------------------------------------------------------------------------------
FROM
$0 TO
$2250        15.00%        2.50%         17.12%      3.62%      4.22%       4.83%       5.43%         6.03%        6.64%

FROM
$2251 TO
$4500        15.00%        3.00%         17.15%      3.62%      4.22%       4.83%       5.43%         6.04%        6.64%

FROM
$4501 TO
$6750        15.00%        4.00%         18.40%      3.68%      4.29%       4.90%       5.51%         6.13%        6.74%

FROM
$6751 TO
$9000        15.00%        5.00%         19.25%      3.72%      4.33%       4.95%       5.57%         6.19%        6.81%

FROM
$9001 TO
$11,250      15.00%        6.00%         20.10%      3.75%      4.38%       5.01%       5.63%         6.26%        6.88%

FROM
$11,251 TO
$24,650      15.00%        7.00%         20.95%      3.80%      4.43%       5.06%       5.69%         6.33%        6.96%

FROM
$24,651 TO
$59,750      28.00%        7.00%         33.04%      4.48%      5.23%       5.97%       6.72%         7.47%        8.21%

FROM
$59,751 TO
$124,650     31.00%        7.00%         35.83%      4.68%      5.45%       6.23%       7.01%         7.79%        8.57%

FROM
$124,651 TO
$271,050     36.00%        7.00%         40.48%      5.04%      5.88%       6.72%       7.56%         8.40%        9.24%

OVER
$271,050     39.60%        7.00%         43.83%      5.34%      6.23%       7.12%       8.01%         8.90%        9.79%


----------------------------------

  6.00%        6.50%         7.00%

----------------------------------


   7.24%         7.84%         8.45%



   7.24%         7.85%         8.45%



   7.35%         7.97%         8.58%



   7.43%         8.05%         8.67%



   7.51%         8.14%         8.76%



   7.59%         8.22%         8.86%


   8.96%         9.71%        10.45%


   9.35%        10.13%        10.91%


  10.08%        10.92%        11.76%


  10.68%        11.57%        12.46%

                        B-61

                     APPROXIMATE YIELD TABLE: SOUTH CAROLINA FUND

-----------------------------------------------------------------------------------------------------------------------------------
MARRIED FILING                           COMBINED
JOINTLY                    SOUTH         FEDERAL AND
TAXABLE      FEDERAL        CAROLINA      S.C.                         ................... TAX-EXEMPT YIELDS ......................
INCOME       MARGINAL      MARGINAL      MARGINAL
(1997)       TAX RATE      TAX RATE      TAX RATE    3.00         3.50%         4.00%       4.50%         5.00%        5.50%
------
-----------------------------------------------------------------------------------------------------------------------------------
FROM
$0 TO
$2250        15.00%        2.50%         17.12%      3.62%       4.22%          4.83%       5.43%         6.03%        6.64%

FROM
$2251 TO
$4500        15.00%        3.00%         17.15%      3.62%       4.22%          4.83%       5.43%         6.04%        6.64%

FROM
$4501 TO
$6750        15.00%        4.00%         18.40%      3.68%       4.29%          4.90%       5.51%         6.13%        6.74%

FROM
$6751 TO
$9000        15.00%        5.00%         19.25%      3.72%       4.33%          4.95%       5.57%         6.19%        6.81%

FROM
$9000 TO
$11,250      15.00%        6.00%         20.10%      3.75%       4.38%          5.01%       5.63%         6.26%        6.88%

FROM
$11,251 TO
$41,200      15.00%        7.00%         20.95%      3.80%       4.43%          5.06%       5.69%         6.33%        6.96%

FROM
$41,201 TO
$99,600      28.00%        7.00%         33.04%      4.48%       5.23%          5.97%       6.72%         7.47%        8.21%

FROM
$99,601 TO
$151,750     31.00%        7.00%         35.83%      4.68%       5.45%          6.23%       7.01%         7.79%        8.57%

FROM
$151,751 TO
$271,050     36.00%        7.00%         40.48%      5.04%       5.88%          6.72%       7.56%         8.40%        9.24%

OVER
$271,050     39.60%        7.00%         43.83%      5.34%       6.23%          7.12%       8.01%         8.90%        9.79%



----------------------------------

  6.00%        6.50%         7.00%

----------------------------------


   7.24%         7.84%         8.45%



   7.24%         7.85%         8.45%



   7.35%         7.97%         8.58%



   7.43%         8.05%         8.67%



   7.51%         8.14%         8.76%



   7.59%         8.22%         8.86%



   8.96%         9.71%        10.45%



   9.35%         10.13        10.9158%



  10.08%        10.92%        11.76%


  10.68%        11.57%        12.46%


         The "combined Federal and N.C. Marginal Tax Rate" represents the combined federal and North Carolina and South Carolina tax rates available to taxpayers who itemize deductions adjusted to account for the federal deduction of state taxes paid.

         Such data are for illustrative purposes only and are not intended to indicate past or future performance results of the North Carolina and South Carolina Funds. Actual performance of the Funds may be more or less than that noted in the hypothetical illustrations.


                             ADDITIONAL INFORMATION

Organization and Description of Shares

         The Group was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The Group's Agreement and Declaration of Trust has been amended two times: (1) on June 25, 1992 to change the Group's name, and (2) on August 18, 1992, to provide for the issuance of multiple classes of shares. A copy of the Group's Amended and Restated Agreement and Declaration of Trust, (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The Group presently has fourteen series of Shares offered to the public which represent interests in the U.S. Treasury Fund, Prime Money Market Fund, Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, and International Equity Fund, BB&T Capital Manager Conservative Growth Fund, BB&T Capital Manager Moderate Growth Fund, and BB&T Capital Manager Growth Fund, respectively. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Group into one or more additional series.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Group's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         As described in the text of the Prospectuses following the caption "GENERAL INFORMATION -- Description of the Group and its Shares," shares of the Group are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only Shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Class A and Class B Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Group and filed with the Group's custodian or by vote of the holders of two-thirds of the outstanding shares of the Group at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder and Trustee Liability

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Group. However, the Group's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Group and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         The Agreement and Declaration of Trust states further that no Trustee, officer or agent of the Group shall be personally liable in connection with the administration or preservation of the assets of the Group or the conduct of the Group's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act expect for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or the Group shall look solely to the assets of the Group for payment.

Miscellaneous

         The Group may include information in its Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends,
(2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within the Group, or (4) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of the Group for the most recent fiscal year or half-year and to provide the views of the Investment Adviser and/or Group officers regarding expected trends and strategies.

         The organizational expenses of each Fund of the Group are amortized over a period of two years from the commencement of the public offering of Shares of the Fund. In the event any of the initial Shares of the Group are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Shares being redeemed bears to the total number of initial Shares outstanding at the time of redemption. Investors purchasing Shares of the Group subsequent to the date of the Prospectus and this Statement of Additional Information bear such expenses only as they are amortized against a Fund's investment income.

         The Group is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Group.

         As of January 22, 1998, the following persons owned of record or beneficially 5% or more of the Class A, Class B, or Trust Shares of the listed
Funds:


                U.S. Treasury Money Market Fund - Class A Shares

                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                     Record Only       Beneficially
----------------                            ------------                     -----------       ------------
Joseph Riddle III and                       2,059,963.900                           5.26%            5.26%
  George Armstrong
Trust Joseph P. Riddle III
  and Carolyn R. Armstrong
  and Sharlene R. Williams
Revocable Insurance Trust
P.O. Box 53646
Fayetteville, N.C.  28305

National Financial Services Corp.           26,026,719.390                          66.42%
For the Exclusive Benefit of
Our Customers
P.O. Box 3752 Church Street Station
New York, NY  10008-3752


                U.S. Treasury Money Market Fund - Class B Shares

                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                     Record Only       Beneficially
----------------                            ------------                     -----------       ------------
Burleigh J. Withers                         93,944.660                              7.92%            7.92%
IRA
424 Sinclair Street
Gastonia, NC  28054-7410

Burleigh J. Withers                         95,910.600                              8.09%            8.09%
IRA
424 Sinclair Street
Gastonia, NC  28054-7410

Olivia Lynn Thomas                          90,754.810                              7.65%            7.65%
3224 Wyd Road
Yadkinville, NC  27055-8717

                                      B-66

            Short Intermediate U.S. Government Fund - Class A Shares

                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                     Record Only       Beneficially
----------------                            ------------                     -----------       ------------
Henry Fibers, Inc.                          77,055.883                          16.05%            16.05%
Attn:  George F. Henry, Jr.
  President
P.O. Box 1675
Gastonia, NC  28053


             Intermediate U.S. Government Bond Fund - Class A Shares


                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                     Record Only       Beneficially
----------------                            ------------                     -----------       ------------
Federated Bank Trust Agent                    57,398.472                        13.83%
Agnt For BB&T Trustee
FBO World Acceptance Corp.
Attn:  Trust OPS
P.O. Box 418
Pittsburgh, PA  15230-0418

Hardin Wholesale Florist, Inc.                22,085.864                         5.32%             5.32%
Employee Stock Ownership Plan
P.O. Box 1129
Liberty, NC  27298


             Intermediate U.S. Government Bond Fund - Class B Shares


                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                     Record Only       Beneficially
----------------                            ------------                     -----------       ------------
George H. Evans                             7,731.959                          11.67%             11.67%
P.O. Box 20264
Greensboro, NC  27420

Indiraben D. Patel                          5,483.205                           7.65%              7.65%
P.O. Box 95
Siler City, NC  27344

                                      B-67

Arvil Howard Ray                            5,189.920                           7.24%               7.24%
IRA
73 Little River Drive
Sparta, NC  28675

Eleanor G. Major                            4,416.637                           6.16%               6.16%
IRA Rollover
P.O. Box 125
105 S. Academy
Varnville, SC  29944

Melvin Speight                              4,435.470                           6.19%               6.19%
4607 Lauressie Ln
Grifton, NC  28530


                  Growth and Income Stock Fund - Class A Shares


                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                     Record Only       Beneficially
----------------                            ------------                     -----------       ------------
Federated Bank Trust Agent                  101,761.857                         5.39%
Agnt for BB&T Trustee
FBO World Acceptance Corp.
Attn:  Trust Ops.
P.O. Box 418
Pittsburgh, PA  15230-0418


           North Carolina Intermediate Tax-Free Fund - Class A Shares


                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                     Record Only       Beneficially
----------------                            ------------                     -----------       ------------
Helen H. Hendricks                          58,243.355                         6.10%              6.10%
277 Beechwood Dr.
Mocksville, NC  27028

                         Balanced Fund - Class A Shares


                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                     Record Only       Beneficially
----------------                            ------------                     -----------       ------------
NFSC FEBO BBN-021954                        135,131.190                              9.48%         9.48%
Howell S. Childcare Center Inc.
P.O. Box 607
Attn:  Business Mgr
La Grange, NC  28551

Louisberg College Inc.                      76,058.733                               5.34%         5.34%
Attn:  Business Office
501 N. Main Street
Louisberg, NC  27549-2335


                          Balanced Fund - Trust Shares


                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                     Record Only       Beneficially
----------------                            ------------                     -----------       ------------
BB&T Capital Mnager                         405,975.301                             5.473           5.47
Conservative Growth Fund
434 Fayetteville Street Mall
5th Floor
Raleigh, NC  27601


                   International Equity Fund - Class A Shares


                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                     Record Only       Beneficially
----------------                            ------------                     -----------       ------------
Jerald T. Howell                            9,025.653                               10.31%         10.31%
628 Walnut Creek Drive
Goldsboro, NC  27530

Poindexter Lumber Company                   8,785.072                               10.04%         10.04%
P.O. Box 769
Clemmons, NC  27012-0769

Russell J. Labelle                          4,924.547                                5.63%          5.63%
IRA
P.O. Box 7308
Wilmington, NC  28406

                   Large Company Growth Fund - Class A Shares


                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                     Record Only       Beneficially
----------------                            ------------                     -----------       ------------
Janice I. Nichols                           1,543.052                               8.17%       8.17%
IRA
160 North St.
Rural Hall, NC  27045

Sherry P. Flockhart                         1,067.236                               5.65%       5.65%
IRA
3333 Chalmers Dr.
Wilmington, NC  28409

John B. Lane                                1,022.422                                5.41%          5.41%
IRA
228 Brinton Ct.
Lexington, SC  29072

Mildred H. Reynolds                         1,152.604                                6.10%          6.10%
172 Henry Middleton Rd.
Warsaw, NC  28398

Jeffrey G. Heath                            1,830.808                                9.69%          9.69%
and Emmalyn H. Heath
108 Summerplace Dr.
Green, SC  29650

Sibyle A. Hager                             1,311.992                                6.95%          6.95%
IRA
P.O. Box 782
Conover, NC  28613

                                      B-70

                                     Large Company Growth Fund - Trust Shares

                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                      Record          Beneficially
----------------                            ------------                      ------          ------------
BB&T Capital Manager                        340,226.594                        7.51%           7.51%
  Growth Fund
434 Fayetteville Street Mall
5th Floor
Raleigh, NC  27601

BB&T Capital Manager                        230,259.510                        5.09%           5.09%
  Moderate Growth Fund
434 Fayetteville Street Mall
5th Floor
Raleigh, NC  27601


                                     Large Company Growth Fund - Class B Shares


                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                      Record         Beneficially
----------------                            ------------                      ------         ------------
Hunter Joe Flowers                             3,916.260                       9.22%           9.22%
IRA
105 Tally Ho Vlg.
Wilson, NC  27893

Doris A. Cline                                 3,450.292                       8.12%            8.12%
Route 2 Box 269B
Stedman, NC  28391

Baduvanda U. Changappa                         2,066.470                       5.34%           5.34%
IRA
715 Wedgewood Rd.
Whiteville, NC  28472

Clyde E. Lanier, Jr.                           3,174.083                       7.47%           7.47%
Cu st Sarah R. Lanier
UGMANC
1311 E. Fairfield Rd.
High Point, NC  27263

                    Prime Money Market Fund - Class A Shares

                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                     Record Only       Beneficially
----------------                            ------------                     -----------       ------------
Catherine Myers                              22,727.940                       5.40%             5.40%
1032 W. Holly Hill Rd.
Thomasville, NC  27360

Scott E. Reed                                42,456.680                      10.09%            10.09%
and Pamela H. Reed
JTWRDS
3861 Guinevere Ln.
Winston Salem, NC  27104

Jean B. Manera                               75,455.160                      17.93%            17.93%
1824 Hunting Rdg.
Raleigh, NC  27615

Patricia A. Evans                            34,007.990                       8.08%             8.08%
411 Central Ave.
Anderson, SC  29625

Gladys K. Whisnant                           26,287.230                       6.25%             6.25%
Cedar Glenn Apts.
210 3rd Ave. NE Apt. C14
Conover, NC  28613

Sallie Keel Mitchell                         22,000.000                       5.23%             5.23%
7417 Chouder Ln.
Wake Forest, NC  27567

Paul E Epley                                 25,000.000                       5.94%
6630 Jenkins Rd.
Morganton, NC  28655

             South Carolina Intermediate Tax-Free - Class A Shares

                                                                                     Percent Owned
                                                                                     -------------
Name and Address                            Total Shares                      Record Only       Beneficially
----------------                            ------------                      -----------       ------------
Sheldonia B. Whitby                           4,821.601                       20.93%            20.93%
120 S. Bedenbaugh

J. C. Hipp                                    2,456.127                       10.66%            10.66%
Trst Carolina Furniture Co. Inc.
4229 Walnut St.
Loris, SC  29569

Cheryl K. Boone                               5,755.942                       24.99%            24.99%
Cust. Wilt C. Boone
UGMA SC
1901 Martin Rd.
Chapin, SC  29036

Cheryl K. Boone                               5,268.151                       22.87%             22.87%
Cust. George D. Boone
UGMA SC
1901 Martin Rd.
Chapin, SC  29036

Leon J. Wise                                  4,730.369                       20.54%             20.54%
2010 Morningside Dr.
West Columbia, SC  29169

         As of January 22, 1998, BB&T owned of record substantially all of the outstanding Trust Shares of each of the Funds, and held voting or investment power with respect to over 95% of the Trust Shares of the Funds. As a result, BB&T may be deemed to be a "controlling person" of the Trust Shares of each of the Funds under the 1940 Act.

         The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

FINANCIAL STATEMENTS

Independent Auditors Report

Audited Financial Statements as of September 30, 1997 are incorporated by reference to the Annual Report to Shareholders, dated as of September 30, 1997, which has been previously sent to Shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of each such report may be obtained without charge by contacting the Distributor at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephoning toll-free at (800) 228-1872.

                                    APPENDIX

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by BB&T with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by BB&T and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

Description of the four highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


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         Ba       Bonds which are rated Ba are judged to have speculative
                  elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstan ces and economic conditions than debt in higher-rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         BB Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+      High credit quality.  Protection factors are strong.
         AA       Risk is modest but may vary slightly from time to time
         AA-      because of economic conditions.

         A+       Protection factors are average but adequate. However,
         A        risk factors are more variable and greater in periods
         A-       of economic stress.

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Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+."

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


IBCA's description of its three highest long-term debt ratings:

         AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk, albeit not very significantly.

         A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

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                                  -Leading market positions in well-established
                                  industries.

                                  -High rates of return on funds employed.

                                  -Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                                  -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                                  -Well-established access to a range of
                                  financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


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Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


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IBCA's description of its three highest short-term debt ratings:

         A1 Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

         A2 Obligations supported by a good capacity for timely repayment.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1             This designation denotes best quality. There is
                         present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2             This designation denotes high quality. Margins of
                         protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

         SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

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           TBW-1      The highest category; indicates a very high likelihood
                      that principal and interest will be paid on a timely basis.

           TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

           TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

           TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


Definitions of Certain Money Market Instruments

Commercial Paper

           Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

           Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

           Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

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U.S. Government Agency and Instrumentality Obligations

           Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.



                                      B-83